Exhibit 10.25

ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT, dated as of June 13, 2003, is among Boston Rental Partners, LLC, a Delaware limited liability company (the “Seller”), NationsRent, Inc., a Delaware corporation formerly known as Las Olas Thirteen Corporation (“NationsRent”), and the subsidiaries of NationsRent listed on the signature pages hereto (collectively with NationsRent, the “Buyers”).

     WHEREAS, NationsRent, Inc., a Delaware corporation (“Old NationsRent”), and its subsidiaries were debtors in bankruptcy cases (Case Nos. 01-11628 through 01-11639) filed in the United States Bankruptcy Court in the District of Delaware (the “Bankruptcy Court”);

     WHEREAS, (a) the Seller has purchased or leased from third parties certain construction and industrial equipment and (b) Old NationsRent has leased from the Seller such construction and industrial equipment pursuant to the Rental Agreement dated as of March 26, 2003 (the “Rental Agreement”) between the Seller and Old NationsRent, a copy of which Rental Agreement is attached hereto as Exhibit A;

     WHEREAS, pursuant to the First Amended Joint Plan of Reorganization of NationsRent, Inc. and Its Debtor Subsidiaries dated February 7, 2003 filed jointly by Old NationsRent and its subsidiaries with the Bankruptcy Court on February 11, 2003, as modified by order of the Bankruptcy Court from time to time and confirmed by the Bankruptcy Court on May 14, 2003 (as so modified and confirmed, the “Plan”), Old NationsRent has merged with and into NationsRent;

     WHEREAS, the Plan contemplates that the Buyers will purchase such construction and industrial equipment from the Seller in connection with the consummation of the Plan;

     WHEREAS, (a) the Seller desires to sell to the Buyers, and the Buyers desire to purchase from the Seller, all of the assets of the Seller listed on Schedule I (the “Assets”), and (b) the Seller desires to assign to the Buyers, and Buyers desire to assume from the Seller, all of the liabilities of the Seller associated with the Assets (the “Assumed Liabilities”), in each case on the terms and subject to the conditions set forth herein; and

     WHEREAS, the Seller and NationsRent desire to terminate the Rental Agreement contemporaneously with the closing of the purchase and sale of the Assets contemplated hereby (the “Closing”);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

1. Definitions; Certain Rules of Construction. Certain capitalized terms are used in this Agreement with the specific meanings set forth below in this Section 1. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term “Section” refers to sections of this Agreement, (b) the capitalized term “Schedule” refers to schedules to this Agreement, (c) the capitalized term “Exhibit” refers to exhibits to this Agreement, (d) references to a particular Section include all subsections thereof, (e) the word “including” shall be construed as “including without limitation”, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulations or rules, in each case as from time to time in effect, and (g) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement.

     “Agreement” means this Asset Purchase Agreement as from time to time amended, modified and in effect.

     “Assets” is defined in the recitals to this Agreement.

     “Assumed Liabilities” is defined in the recitals to this Agreement.

     “Bankruptcy Court” is defined in the recitals to this Agreement.

     “Buyer Indemnified Party” is defined in Section 6.1.

     “Buyers” is defined in the preamble to this Agreement.

“Closing” is defined in the recitals to this Agreement.

     “Closing Date” means the date on which the Closing occurs.

     “Final Approval Date” means, with respect to any Unfunded Inventory Sale and Settlement Agreement, the later of; (a) the date on which an order of the Bankruptcy Court approving such Unfunded Inventory Sale and Settlement Agreement and the transactions contemplated thereby becomes final and nonappealable; and (b) the date on which the Transferor (as defined in such Unfunded Inventory Sale and Settlement Agreement) satisfies all of the conditions precedent that (i) are contained in such Unfunded Inventory Sale and Settlement Agreement and (ii) are applicable to such Transferor.

     “Inventory Sale and Settlement Agreement” is defined in Section 2.3(d).

     “Joint Notice of Assignment” is defined in Section 2.3(d).

     “Lien” means any lien, encumbrance, mortgage, pledge, charge or security interest of any kind upon any Asset to the extent that such lien, encumbrance, mortgage, pledge, charge or security interest (a) was created by any action of the Seller and (b) does not relate to any Inventory Sale and Settlement Agreement.

     “NationsRent” is defined in the preamble to this Agreement.

     “Old NationsRent” is defined in the recitals to this Agreement.

     “Person” means any present or future natural person or any corporation, association, partnership, joint venture, limited liability, joint stock or other company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

     “Plan” is defined in the recitals to this Agreement.

     “Purchase Price” is defined in Section 2.2.

     “Rental Agreement” is defined in the recitals to this Agreement.

     “Seller” is defined in the preamble to this Agreement.

     “Seller Indemnified Party” is defined in Section 6.2.

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     “Unfunded Inventory Sale and Settlement Agreement” means each Inventory Sale and Settlement Agreement (a) which is included in the Assets and (b) under which the Cash Payment (as defined in such Inventory Sale and Settlement Agreement) or any other amount owing to the Transferor (as defined in such Inventory Sale and Settlement Agreement) has not been funded by the Seller to such Transferor prior to the Closing.

2. Sale and Purchase of Assets.

     2.1. Sale and Purchase. On the terms and subject to the conditions hereof, the Seller hereby agrees to sell and assign to each Buyer, free and clear of all Liens, all of the Seller’s right, title and interest in and to the Assets specified under the name of such Buyer on Schedule I, and such Buyer agrees to purchase all such Assets. Each Buyer further agrees to assume, satisfy or perform all Assumed Liabilities arising in connection with the Assets purchased by such Buyer pursuant to this Agreement.

     2.2. Purchase Price. The aggregate purchase price to be paid by the Buyers to the Seller in exchange for the Assets is $25,613,793.33 (the “Purchase Price”). The Buyers hereby agree to pay, or cause to be paid, to the Seller at the Closing the Purchase Price by wire transfer of immediately available funds. The parties agree that, within 30 days after the Closing Date, the parties will, to the extent necessary, adjust the Purchase Price to reflect the calculation thereof in accordance with principles set forth in paragraph C of annex A of the Term Sheet Regarding Equipment Settlement Program dated as of December 23, 2002 the Seller and Old NationsRent. If:

     (a) the parties agree to increase the Purchase Price pursuant to the immediately preceding sentence, then the Buyers promptly will pay, or cause to be paid, to the Seller the amount of such increase by wire transfer of immediately available funds; and

     (b) the parties agree to decrease the Purchase Price pursuant to the immediately preceding sentence, then the Seller promptly will pay, or cause to be paid, to NationsRent the amount of such decrease by wire transfer of immediately available funds.

     2.3. Closing. The Closing shall take place at such place and on the Effective Date (as defined in the Plan). At the Closing:

     (a) the Buyers shall pay, or cause to be paid, to the Seller the Purchase Price by wire transfer of immediately available funds;

     (b) the Seller shall execute and deliver to each Buyer a bill of sale and conveyance with respect to the Assets specified under the name of such Buyer on Schedule I, which bill of sale and conveyance shall be in substantially the form of Exhibit B;

     (c) the Seller shall execute and deliver to each Buyer, and each Buyer shall execute and deliver to the Seller, an assignment and assumption agreement in substantially the form of Exhibit C; and

     (d) the Seller shall execute and deliver to each Buyer, and each Buyer shall execute and deliver to the Seller, a joint notice of assignment in substantially the form of Exhibit D (each a “Joint Notice of Assignment”) with respect to each Inventory Sale and Settlement Agreement (each, an “Inventory Sale and Settlement Agreement”) which is included in the Assets to be purchased by such Buyer hereunder.

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     2.4. No Recourse. The parties acknowledge and agree that each Buyer (a) is purchasing the Assets specified under the name of such Buyer on Schedule I (i) “as is, where is” on the Closing Date with “all faults” as of the Closing Date and (ii) without recourse, representation or warranty of any kind whatsoever, except for the representations and warranties of the Seller contained in this Agreement, and (b) is relying on its own examination of the condition of such Assets as of the Closing Date. Without limiting the generality of the foregoing, each Buyer expressly releases the Seller from, and acknowledges and agrees that the Seller expressly disclaims, (A) any warranties of merchantability, suitability or fitness for any particular purpose with respect to the Assets or any part thereof, or as to the workmanship thereof or the absence of any defects therein, whether latent or patent, and (B) any representation or warranty regarding the location or condition of any of the Assets, including whether any of the Assets have been lost, stolen or damaged.

3. Representations and Warranties.

     3.1. Representations and Warranties of Seller. The Seller hereby represents and warrants to each Buyer as follows:

     (a) the Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to enter into this Agreement and to perform its obligations hereunder;

     (b) the execution, delivery and performance by the Seller of this Agreement. and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary limited liability company action required on the part of the Seller;

     (c) this Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights and by general equitable principles; and

     (d) to the extent that the Seller obtained good and valid title to the Assets at the time the Seller acquired the Assets, the Seller has (i) good and valid title to the Assets free and clear of all Liens and (ii) the power to sell the Assets free and clear of all Liens.

     3.2. Representations and Warranties of Buyers. The Buyers hereby jointly and severally represent and warrant to the Seller as follows:

     (a) each Buyer is a corporation or limited partnership, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate or limited partnership power and authority to enter into this Agreement and to perform its obligations hereunder;

     (b) the execution, delivery and performance by each Buyer, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate or limited partnership action required on the part of each Buyer;

     (c) this Agreement constitutes the legal, valid and binding obligation of each Buyer, enforceable against each Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights and by general equitable principles; and

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     (d) each Buyer understands that such Buyer (i) is purchasing the Assets specified under the name of such Buyer on Schedule I (A) “as is, where is” on the Closing Date with “all faults” as of the Closing Date and (B) without recourse, representation or warranty of any kind whatsoever, except for the representations and warranties of the Seller contained in this Agreement, (ii) is relying on its own examination of the condition of such Assets as of the Closing Date and (iii) is assuming all of the Assumed Liabilities.

4. Conditions to Sale and Purchase of Assets.

     4.1. Conditions to Obligations of Seller. The obligation of the Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions:

     (a) all representations and warranties of the Buyers contained in this Agreement shall be true and correct as of the Closing, and the consummation of the purchase by the Buyers of the Assets hereunder shall constitute a reaffirmation by the Buyers that all the representations and warranties of the Buyers contained in this Agreement are true and correct as of the Closing;

     (b) the Buyers shall have satisfied all of their respective obligations under Section 2.3;

     (c) contemporaneously with the Closing, each Buyer shall deliver to the Transferor (as defined in the applicable Inventory Sale and Settlement Agreement) under each Inventory Sale and Settlement Agreement included in the Assets to be purchased by such Buyer hereunder, a Joint Notice of Assignment;

     (d) all necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby shall have been obtained and shall be in full force and effect; and `

     (e) the Seller shad have received copies of all documents which the Seller may have reasonably requested from the Buyers in connection with the transactions contemplated by this Agreement, such documents where appropriate to be certified by proper corporate, limited partnership or governmental authorities.

     4.2. Conditions to Obligations of Buyers. The obligation of the Buyers to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions:

     (a) all representations and warranties of the Seller contained in this Agreement shall be true and correct as of the Closing, and the consummation of the sale by the Seller of the Assets hereunder shall constitute a reaffirmation by the Seller that all the representations and warranties of the Seller contained in this Agreement are true and correct as of the Closing;

     (b) the Seller shall have satisfied all of its obligations under Section 2.3; and

     (c) the Buyers shall have received copies of all documents which the Buyers may have reasonably requested from the Seller in connection with the transactions contemplated by this Agreement, such documents where appropriate to be certified by proper limited liability company or governmental authorities.

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5. Covenants.

     5.1. Payments Under Unfunded Inventory Sale and Settlement Agreements. On the Final Approval Date with respect to each Unfunded Inventory Sale and Settlement Agreement included in the Assets to be purchased by any Buyer hereunder, such Buyer shall indefeasibly pay to the Transferor (as defined in such Unfunded Inventory Sale and Settlement Agreement) under such Unfunded Inventory Sale and Settlement Agreement, the Cash Payment (as defined in such Unfunded Inventory Sale and Settlement Agreement) and all other amounts owing to such Transferor under such Unfunded Inventory Sale and Settlement Agreement.

     5.2. Termination of Rental Agreement. The Seller and NationsRent agree that, effective as of the Closing, the Rental Agreement is hereby terminated and shall be of no further force or effect, except to the extent that any provisions contained therein are stated to survive the termination thereof or the payment in full of Old NationsRent’s obligations thereunder.

6. Taxes; Expenses; and Indemnification.

     6.1. Taxes. All sales, transfer and other taxes incurred in connection with the transfer of the Assets shall be paid by the Buyers when due, and the Buyers will, at their own expense, file all necessary tax returns and other documentation with respect to such sales, transfer and other taxes.

     6.2. Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Buyers will pay:

     (a) all reasonable expenses of the Seller (including reasonable fees and disbursements of the counsel to the Seller) in connection with the sale of the Assets, including the negotiation, preparation, execution and duplication of this Agreement, the transactions contemplated hereby and amendments, waivers, consents and other operations hereunder; and

     (b) all other reasonable expenses incurred by the Seller in connection with the enforcement of any rights hereunder or any settlement negotiations relating to this Agreement, including costs of collection and reasonable attorneys’ fees and expenses.

     6.3. Indemnification by Seller. The Seller hereby covenants and agrees that it shall indemnify, defend, protect and hold harmless the Buyers and their respective managers, officers, members, employees, agents, representatives and affiliates (each, a “Buyer Indemnified Party”) at all times on and after the date of this Agreement from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including attorneys’ fees and expenses of investigation) incurred by such Buyer Indemnified Party as a result of or incident to: (a) any breach of any representation of warranty of the Seller contained in this Agreement or any document delivered in connection herewith; (b) any misrepresentation by the Seller in connection with this Agreement or the transactions contemplated hereby; and (c) any breach or nonfulfillment by the Seller of, or noncompliance by the Seller with, any covenant, agreement or obligation contained in this Agreement or any document delivered in connection herewith.

     6.4. Indemnification by Buyers. The Buyers hereby covenant and agree that they shall jointly and severally indemnify, defend, protect and hold harmless the Seller and its managers, officers, members, employees, agents, representatives and affiliates (each, a “Seller Indemnified Party”) at all times on and after the date of this Agreement from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including attorneys’ fees and expenses of investigation) incurred by such Seller Indemnified Party as a result of or incident to: (a) any breach of any representation of warranty of any Buyer contained in this Agreement or any document delivered in

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connection herewith; (b) any misrepresentation by any Buyer in connection with this Agreement or the transactions contemplated hereby; (c) any breach or nonfulfillment by any Buyer of, or noncompliance by any Buyer with, any covenant, agreement or obligation contained in this Agreement or any document delivered in connection herewith; (d) the operation of the Assets; (e) any loss, theft or destruction of, or damage to, any Asset unless such loss, theft, destruction or damage resulted from the gross negligence, willful misconduct or fraud of the Seller; and (f) any obligation, liability or claim associated with the Assets.

7. General Provisions.

     7.1. Waiver of Bulk Sales Laws. Each of the parties hereby waives compliance by the other parties with each so-called “bulk sales law” and other similar law in any jurisdiction in respect of the transactions contemplated by this Agreement.

     7.2. Further Assurances. Each party hereto agrees to execute and deliver such other instruments and documents and to take such other actions as any other party hereto may reasonably request in order to carry out the transactions contemplated by this Agreement.

     7.3. Notices. Any notice required to be given pursuant to this Agreement shall be given in writing. Any notice, consent, approval, demand or other communication in connection with this Agreement shall be deemed to be given if given in writing (including by telecopy) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address or (b) in the case of a letter, five days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

     If to the Seller, to it at:

               Boston Rental Partners, LLC
               c/o The Baupost Group, L.L.C.
               10 St. James Avenue, Suite 2000
               Boston, MA 02116
               Attention: Messrs. Thomas W. Blumenthal
               and James F. Mooney
               Facsimile: (617) 451-7333

     with a copy to:

               Ropes & Gray LLP
               One International Place
               Boston, MA 02110-2624
               Attention: Collin J. Beecroft, Esq.
               Facsimile: (617) 951-7050

     If to the Buyer, to it at:

               NationsRent, Inc.
               450 East Las Olas Boulevard, 14th Floor
               Ft. Lauderdale, FL 33301
               Attention: General Counsel
               Facsimile: (954) 759-6992

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     with a copy to:

               Stroock & Stroock & Lavan LLP
               180 Maiden Lane
               New York, NY 10038-4982
               Attention: Mark A. Rosenbaum, Esq.
               Facsimile: (212) 806-6006

     7.4. Course of Dealing; No Implied Waivers; Amendments. No course of dealing between the Seller, on one hand, and any Buyer, on the other hand, shall operate as a waiver of any party’s rights under this Agreement. In particular, no delay or omission on the part of any party in exercising any right under this Agreement shall operate as a waiver of such right or any other right hereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver, consent or amendment with respect to this Agreement shall be binding unless it is in writing and signed by the Seller and the Buyers.

     7.5. Binding Agreement; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party shall assign, convey, mortgage, pledge, encumber or otherwise transfer all or any part of its interest under this Agreement, without the prior written consent of the other parties, which consent may be withheld by any party in such party’s sole and absolute discretion.

     7.6. Venue; Service of Process; Certain Waivers. Each of the Seller and the Buyers:

     (a) irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof;

     (b) waives to the extent not prohibited by applicable law that cannot be waived, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such court; and

     (c) consents to service of process in any such proceeding in any manner at the time permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 7.3 is reasonably calculated to give actual notice.

     7.7. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE SELLER AND THE BUYERS WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONDUCT OF THE PARTIES HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. Each Buyer acknowledges that it has

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been informed by the Seller that the foregoing sentence constitutes a material inducement upon which the Seller has relied and will rely in entering into this Agreement. The Seller or any Buyer may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the Seller and the Buyers to the waiver of their rights to trial by jury.

     7.8. Interpretation; Governing Law; etc. Time is (and shall be) of the essence in this Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement or any document delivered in connection herewith shall be deemed to have been relied on by the other parties, notwithstanding any investigation made by any other party on its behalf, and shall survive the execution and delivery hereof and thereof. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all current and prior agreements and understandings, whether written or oral, with respect to such subject matter. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

[The remainder of this page is intentionally left blank.]

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     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

SELLER:	BOSTON RENTAL PARTNERS, LLC
By: THE BAUPOST GROUP, L.L.C. its Manager
By Name: Thomas W. Blumenthal Title: Managing Director
BUYERS:	NATIONSRENT, INC.
By Title:
NATIONSRENT USA, INC
By Title:
NATIONSRENT WEST, INC.
By Title:
BDK EQUIPMENT COMPANY, INC.
By Title:
NATIONSRENT OF TEXAS, L.P.
By Title:

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Exhibit A

RENTAL AGREEMENT

     THIS RENTAL AGREEMENT, dated as of March 26, 2003 (this “Agreement”), is by and between Boston Rental Partners LLC, a Delaware limited liability company with its principal place of business at 155 Otis Street Northboro, MA 01532 (“Boston Rental”) and NationsRent Inc., a Delaware corporation with its principal place of business at 450 E. Las Olas, Ft. Lauderdale, FL 33301 (“NationsRent”, with Boston Rental and NationsRent being collectively referred to as the “Parties”). Initially capitalized terms used and not defined in this Agreement have the meanings ascribed to them in the Term Sheet (as defined below).

     WHEREAS, Boston Rental is the owner of, or is leasing, certain equipment and is willing to rent or sub-rent the same to NationsRent on the terms and conditions hereinafter set forth for rental by NationsRent to its customers in the ordinary and normal course of its business;

     WHEREAS, in accordance with the Term Sheet Regarding Settlement Program which was approved by the Bankruptcy Court (“Term Sheet”), the parties are entering into this Agreement, which shall serve as a “Rental Contract” as described in Section IV. C. of the Term Sheet;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Rent

     During the Term for a given item of Equipment, Boston Rental agrees to rent to NationsRent, and NationsRent agrees to rent from Boston Rental, subject to the terms of this Agreement, the items of equipment (together with all accessories, attachments, and replacements thereto) identified in various schedules, the form of which will be substantially as set forth in Exhibit A hereto (each, a “Schedule”) (collectively, the “Equipment” and, individually, each an “item of Equipment”). Each Schedule must be signed by the Parties and incorporate this Agreement by reference. As used herein, the term “Term Commencement Date” with respect to each item of Equipment covered by this Agreement shall be as set forth on Exhibit A hereto. NationsRent is responsible for all costs of loading, packing, transportation, shipping and freight with respect to the Equipment. From and after the Term Commencement Date, during the Term and until the Equipment is returned to Boston Rental, NationsRent agrees that all risk of loss of the Equipment shall be on NationsRent.

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2. Term

     This Agreement shall commence upon execution by the parties and shall remain in effect so long as any item of Equipment remains on rent to NationsRent. The initial rent term for each item of Equipment shall commence on the Term Commencement Date and shall continue until the first anniversary of said Term Commencement Date (the “Initial Rent Term”). Upon the expiration of the Initial Rent Term for a given item of Equipment, the Initial Rent Term for such item of Equipment shall thereafter be automatically renewed on a month-to-month basis for successive one month periods (with each such monthly period being referred to as a “Renewal Term”; and with the Initial Rent Term and each Renewal Term for a given item of Equipment being referred to as the “Term” for such item of Equipment) unless: (i) either Party gives the other at least thirty (30) days advance written notice of its intent to terminate the Term for a given item of Equipment, in which case, subject to Sections 6, 8 and 10 hereof, the Term for such item of Equipment will terminate on the thirtieth day after the date of such termination notice; or (ii) this Agreement is terminated in accordance with Section 8; provided, however, that, if NationsRent elects to terminate the Agreement as to any given item of Equipment that is being returned to Boston Rental, NationsRent will pay to Boston Rental a return fee equal to 5% of the Acquisition Cost (as defined in the Term Sheet) of such item of Equipment (as reasonably determined by Boston Rental in accordance with the Term Sheet).

3. Rent Payments

     For each item of Equipment, NationsRent shall pay the monthly rental payment specified in Exhibit A hereto (each, a “Monthly Rent Payment”). Boston Rental shall invoice NationsRent on the “Rent Commencement Date” as set forth on Exhibit A hereto and thereafter on a monthly basis for each Monthly Rent Payment. NationsRent agrees to pay all invoices issued by Boston Rental in accordance with the terms thereof, which terms, if related to an item of Equipment rented by Boston Rental, reasonably reflect the terms upon which Boston Rental is renting such item; provided, however, that to the extent that any provision of any such invoice conflicts with any of the provisions of this Agreement, the provisions of this Agreement will control. Boston Rental shall also invoice NationsRent on a monthly basis for (i) such additional Monthly Rent Payments as are permitted by Section 10 hereof; (ii) up to three percent (3.0%) of any other Acquisition Costs (as defined in the Term Sheet) not set forth on Exhibit A hereto related to any given item of Equipment, but without duplication to any Acquisition Costs paid by NationsRent under this Agreement or any similar rental agreement with Boston Rental; and (iii) any other amounts due and payable under this Agreement. To the extent that NationsRent does not pay any Monthly Rental Payment or any other amount due under this Agreement when due and owing, NationsRent agrees to pay Boston Rental 1.5% per month interest on such delinquent amounts, but not to exceed, however, the maximum permitted by applicable law.

4. Title and Ownership

     The Equipment shall remain at all times during the Term of this Agreement and thereafter the sole and exclusive property of Boston Rental. NationsRent shall execute such documents and undertake such action as Boston Rental may reasonably request to protect, verify, reflect and assure Boston Rental’s title to and ownership of the Equipment. NationsRent agrees that:

a)	it shall not, by either act or omission, in any way adversely affect Boston Rental’s title to and ownership of the Equipment;

b)	it shall not allow any lien or encumbrance to be placed against the Equipment (other than mechanics’ liens and materialmen’s liens, for which NationsRent shall have a 30 day cure period to have released); provided, however, that NationsRent’s leasehold interest and its rights under this Agreement may be subject to a lien in connection with the Credit Agreement; and

c)	it shall indemnify and hold Boston Rental harmless from and against any claim, demand, or loss which may affect Boston Rental’s title to and ownership of the Equipment.

     “Credit Agreement” means (i) that certain Amended and Restated Debtor In Possession Revolving Credit Agreement, dated as of December 31, 2002 (the “DIP”), by and among NationsRent, its subsidiaries party thereto, General Electric Capital Corporation, as administrative agent, syndication agent, and co-agent, and the other institutions party thereto; and (ii) any and all related amendments, amendment and restatements, waivers, consents, increases, refinancings or successor financings (including, without limitation, any so-called “exit financings” or subsequent financings), in each case, regardless of whether such Credit Agreement is with the same or different lenders, regardless of whether the aggregate principal amount outstanding under such Credit Agreement is greater than the maximum amount permitted under the DIP, and regardless of whether the maturity date of such Credit Agreement is greater than the maturity date with respect to the DIP.

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5. Use of the Equipment

     NationsRent shall be entitled to sub-rent the Equipment to others. However, in so doing, NationsRent shall:

a)	upon the request of Boston Rental, advise Boston Rental of the location of the Equipment and of the identity of the user/sub-renter of the Equipment;

b)	upon the request of Boston Rental, make available to Boston Rental for inspection during regular business hours and upon reasonable notice the originals or certified copies of any and all Rental Agreements (as defined below) which NationsRent may enter into with any user/sub-renter of the Equipment;

c)	as soon as practicable advise Boston Rental of any material loss or damage to any item of Equipment;

     d) not allow any user or any other individual or entity to make any alteration, modification or change to the Equipment, without the prior written consent of Boston Rental;

e)	permit the Equipment to be operated only by competent and trained operators and require at all times the Equipment to be operated in accordance with the applicable manuals and instructions; and

f)	without the prior written consent of Boston Rental, not enter into any Rental Agreements (as defined below) whereby any user/sub-renter is granted or deemed to acquire a purchase option, a right to purchase or any right or interest in any item of Equipment, except the right to use such item of Equipment under said Rental Agreements (as defined below).

     NationsRent shall be entitled to sublease or rent any or all items of Equipment to unrelated third-parties in the ordinary course of its business (it being understood and acknowledged by Boston Rental that NationsRent’s primary business is the leasing and rental of equipment, including the items of Equipment, to unrelated third-parties) pursuant to a rental agreement (the “Rental Agreement”); provided, however, that each such Rental Agreement must contain language in

13

substantially in the form set forth on Exhibit B hereto. Accordingly, the rights of any sub-renter shall be subject to and subordinate to all the terms of this Agreement, and to the interest of Boston Rental thereunder in the Equipment, including the covenants set forth in Section 6 and Boston Rental’s rights set forth in Sections 8 and 9. No Rental Agreement shall permit the sub-renter to take any action not permitted to be taken by NationsRent under this Agreement in respect of the Equipment.

6. Responsibility of NationsRent

     NationsRent shall, during the Term of this Agreement, be solely and absolutely responsible to Boston Rental for any loss, theft, destruction or damage to the Equipment. By reason of such, NationsRent agrees that:

a)	it will (i) insure each item of Equipment with such insurer or insurers, for such amounts, and in accordance with such terms as are consistent with NationsRent’s normal and ordinary practices; (ii) name Boston Rental as an additional insured on NationsRent liability insurance; (iii) deliver to Boston Rental prior to the Rent Commencement Date, and upon any renewals or changes to such insurance, certificates of insurance naming Boston Rental as a loss payee or an additional insured, as the case may be, under such insurance policies; and (iv) reimburse Boston Rental for the premiums (in an amount not to exceed $50,000 per year) related to any additional insurance with respect to the Equipment for periods during the Term in the amount specified as the “Loss Value” on Exhibit A for each item of Equipment;

b)	in the event of damage to any item of Equipment which can be repaired, NationsRent shall be responsible for repairing the same and for all costs and expenses relating thereto and there shall be no waiver or reduction of NationsRent’s obligation to pay to Boston Rental the Monthly Rent Payments under Section 3 hereof during the period such item of Equipment is damaged;

c)	in the event of the damage to any item of Equipment which is damaged beyond repair, the loss of any item of Equipment, or the sale of any item of Equipment, NationsRent shall pay to Boston Rental the sum of (i) the amount specified as the “Loss Value” on Exhibit A; plus (ii) any unpaid other Acquisition Costs (as defined in the Term Sheet) with respect to such item of Equipment (as reasonably determined by Boston Rental in accordance with the Term Sheet); minus (iii) any Monthly Rental Payments made by NationsRent with respect to such item of Equipment within thirty (30) days of the occurrence of such damage, loss or sale. Upon such payment and the payment of any other amounts due with respect to that item of Equipment, the Term of this Agreement with respect to that item of Equipment shall terminate, and good and marketable title to such item of Equipment will be deemed automatically transferred by Boston Rental to NationsRent free and clear of all liens caused by Boston Rental;

d)	keep and maintain the Equipment in good and operable condition; including but not limited to the following NationsRent responsibilities:

Maintenance: NationsRent shall be responsible for any and all maintenance as defined in the applicable ANSI standard and as required by the manufacturer of the Equipment.

Inspections: NationsRent shall be responsible for all frequent, annual, and pre-delivery inspections as defined in the applicable ANSI standard and as required by the manufacturer of the Equipment.

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Bulletins: NationsRent agrees to perform all future safety and service bulletins of which it is made aware by the manufacturer of the Equipment, by Boston Rental, or by any other source.

Training: NationsRent shall provide all operator training as required in the applicable ANSI standard.

Manuals: NationsRent agrees to keep all operators and maintenance manuals and the applicable ANSI Manual of Responsibilities with the Equipment.

Records Retention: NationsRent agrees to retain all Equipment records, including all inspections, maintenance, and service.

Modifications: NationsRent agrees that any alterations, modifications or changes shall not be done without prior written permission from the original manufacturer.

Replacement Parts: NationsRent agrees that all replacement parts required must be identical or equivalent to the original Equipment parts.

Notification of Incidents: NationsRent agrees that it will as soon as practicable report to Boston Rental’s Product Safety & Reliability Department all incidents involving the Equipment which come to its attention and which result in personal injury or substantial property damage. NationsRent shall investigate such incidents and defend any claims resulting therefrom; NationsRent shall provide a Boston Rental representative with a report of such investigation.

All parts that NationsRent replaces and any alterations or additions that NationsRent makes to the Equipment shall become Boston Rental’s property.

e)	NationsRent shall use, maintain and operate the Equipment lawfully and exclusively in connection with its business operations and for the purpose for which the Equipment was designed and intended. NationsRent acknowledges and agrees that all Equipment is rented for business purposes only, and, except in the ordinary and normal course of business, not for personal, family or household use by NationsRent or its employees or affiliates. NationsRent shall take any necessary actions to preserve all of NationsRent’s and Boston Rental’s rights under any applicable warranties. Upon the request of Boston Rental, NationsRent shall advise Boston Rental of the location of the Equipment. No item of Equipment shall be taken by NationsRent, or permitted by NationsRent to be taken, outside of the United States of America.

f)	NationsRent further agrees it shall indemnify and hold Boston Rental and its affiliates harmless from and against any claim, demand, expense, costs, damages or loss including attorneys’ fees resulting from injury or damage (including, without limitation, personal injury or death) resulting from the use of the Equipment or in any way connected with the breach by NationsRent of any term of this Agreement or by NationsRent’s failure to fully and timely perform all obligations imposed by the Agreement.

g)	NationsRent shall reimburse Boston Rental for, and shall indemnify and hold Boston Rental harmless from and against (on an after-tax basis), all taxes (including, but not

15

limited to, use, sales and personal property taxes), fees, permits and the like, together with any penalties, fines or interest thereon, which may be levied, imposed or assessed at any time on any person or entity by reason of the delivery, ownership, possession, operation, maintenance, use, leasing or subleasing of the Equipment or otherwise arising by reason of this Agreement, excluding, however, taxes based on or measured by the net income of Boston Rental.

7. Condition of the Equipment

     NationsRent acknowledges that the Equipment may be either new or used equipment. BOSTON RENTAL MAKES NO WARRANTY AS TO THE EQUIPMENT AND FURTHER BOSTON RENTAL DOES HEREBY DISCLAIM ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IT IS HEREBY ACKNOWLEDGED AND AGREED THAT THE EQUIPMENT IS RENTED “AS IS.”

     If Boston Rental receives from a provider of Equipment to it any warranty (express or implied) as to an item of Equipment, then a limited right to such warranty rights during the Term of such item of Equipment shall be deemed included in the rental of such item of Equipment by Boston Rental to NationsRent, to the extent not prohibited by the acquisition agreement between Boston Rental and such Equipment provider.

8. Termination of Agreement

Boston Rental shall have the right to immediately and without notice terminate this Agreement and the rent terms of the Equipment upon the occurrence of any of the following events:

a)	if NationsRent fails to make any payment due under this Agreement within fifteen (15) days of the applicable due date;

b)	if NationsRent fails to timely and completely perform any provision of this Agreement, which failure remains uncured for a period of 30 days following Boston Rental’s notice to NationsRent of the same;

c)	the failure of NationsRent to pay when due (after giving effect to any grace or required notices) any amounts due to Boston Rental under any other rental agreement between Boston Rental and NationsRent that is entered into pursuant to the Term Sheet;

d)	if an event of default occurs under the Credit Agreement and the indebtedness thereunder is accelerated.

9. Effect of Termination

As and to the extent this Agreement is terminated pursuant to Section 8 of this Agreement, Boston Rental may, in its sole discretion, do any one or more of the following:

a)	demand that NationsRent return the Equipment to Boston Rental in accordance with Section 10 hereof;

b)	enter upon the premises where the Equipment is located and take immediate possession of and remove the same, all without liability to Boston Rental or its agents for such entry;

16

c)	exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law or proceed by appropriate court action to enforce the terms or to recover damages for the breach hereof or to rescind this Agreement as to any or all Equipment.

In addition, NationsRent shall be liable for all reasonable legal fees and other costs and expenses resulting from the termination or the exercise of Boston Rental’s remedies, including placing any item of Equipment in the condition required by Section 10 hereof. No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Boston Rental at law or in equity. To the extent permitted by applicable law, NationsRent hereby waives any rights now or hereafter conferred by statute or otherwise which may otherwise limit or modify any of Boston Rental’s rights or remedies under this Section, or which may require any notice by Boston Rental to NationsRent of the taking of any action or exercising any rights (or intending to take any action or to exercise any rights) granted or permitted hereunder. Termination of this Agreement shall not affect or alter NationsRent’s obligations under Sections 3, 4, 5, 6, 7, 9, 10 and 12 of this Agreement, which Sections the parties agree shall survive termination of this Agreement.

10. Return of Equipment

Upon termination of this Agreement as to any item of Equipment pursuant to Sections 2 or 8, NationsRent shall immediately, at its own cost and expense, return the Equipment to a location designated by Boston Rental within the Continental United States of America. The Equipment so returned shall be in good and operable condition and in the same condition as at the commencement of the Initial Rent Term, normal wear and tear excepted (normal wear and tear shall be based on an eight (8) hour day, a five (5) day week, and a twenty (20) day month, unless NationsRent paid all Excess Use Payments in which case normal wear and tear shall be based on the actual periods of use). NationsRent shall notify Boston Rental of any use in excess of such basis, with NationsRent to pay for such excess use at the rate of 150% of the Monthly Rent Payment specified in Exhibit A pro-rated for the applicable period of such excess use (“Excess Use Payments”). The receipt by Boston Rental of the return of any item of Equipment shall not relieve NationsRent of its obligations to make: (i) the Monthly Rent Payments due under Section 3 and any Excess Use Payments under this Section 10 as to such item of Equipment for the rent term prior to such return to Boston Rental and (ii) such additional Monthly Rent Payments subsequent to such return to Boston Rental for the period required to effect any repairs or service to place the item of Equipment in the condition required by this sentence. NationsRent shall pay to Boston Rental an amount equal to the costs and expenses incurred by Boston Rental in so placing any such item of Equipment in the condition required by the preceding sentence. In all instances where NationsRent is returning the Equipment to Boston Rental, NationsRent shall give Boston Rental written notice thereof and such notice shall be delivered to Boston Rental by NationsRent at least 30 days prior to the expected date of return by NationsRent. The Term of this Agreement with respect to an item of Equipment to be returned pursuant to this Section shall continue until that item of Equipment is returned and placed in the condition required by this Section, and all other provisions of this Agreement shall continue to apply.

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11. Right to Inspect and Performance of NationsRent’s Obligations

     Boston Rental shall have the right, during regular business hours and upon reasonable advanced written notice, to enter upon the premises of NationsRent (or any of its affiliated companies) or the premises of third parties to inspect the Equipment and applicable inspection, operating, maintenance and repair records related to the Equipment to assure that NationsRent has complied with and is complying with the terms of this Agreement. If NationsRent fails to perform any of its obligations hereunder, Boston Rental may perform any act or make any payment that Boston Rental deems reasonably necessary for the maintenance and preservation of the Equipment and Boston Rental’s interests therein; provided, however, that the performance of any act or payment by Boston Rental shall not be deemed a waiver of, or re-rent from, the obligation at issue. All sums so paid by Boston Rental, together with expenses (including reasonable legal fees and costs) incurred by Boston Rental in connection therewith, shall be paid to Boston Rental by NationsRent immediately upon demand, as additional rent for the Equipment.

12. General Provisions

a)	This Agreement shall be interpreted in accordance with and governed by the laws of the State of New York. BOSTON RENTAL AND NATIONSRENT CONSENT TO THE JURISDICTION OF THE BANKRUPTCY COURT, AND WAIVE ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT.

b)	If any provision of this Agreement is prohibited by or declared invalid, illegal or unenforceable under the laws of any state or other jurisdiction, this Agreement shall be considered divisible as to such provision and all other provisions of this Agreement shall remain in full force and effect.

c)	This Agreement shall be binding upon, and shall inure to the benefit of the parties and their respective heirs, successors and assignees; provided, however, that, except as otherwise provided in this Agreement, NationsRent’s rights and obligations hereunder cannot be assigned, in whole or in part, directly or indirectly, by NationsRent, by operation of law or otherwise, to any person or entity without the prior written consent of Boston Rental, which consent may be withheld in its sole and absolute discretion. Boston Rental shall have the right to assign, sell and/or transfer this Agreement, the Equipment and any interest or part thereof, provided that any such assignment, sale and/or transfer shall be made subject to the rights of NationsRent hereunder. Any such assignment, sale and/or transfer to an affiliate of Boston Rental may be made without the consent of NationsRent; any such assignment, sale and/or transfer to a party that is not an affiliate of Boston Rental may be made with the prior written consent of NationsRent, which consent shall not be unreasonably withheld.

d)	This Agreement (and the Term Sheet and the Bankruptcy Court order approving the Term Sheet) contains the entire and only agreement between Boston Rental and NationsRent with respect to the Equipment and may not be varied, modified or amended except in writing signed by an authorized representative of each party.

e)	Failure of either party at any time to require performance of any provisions of this Agreement shall not affect the right of that party to require full performance of such provision or any other provision of this Agreement at any time thereafter, and the waiver by either party of a breach of any provision shall not constitute a waiver or nullify the effectiveness of any subsequent breach of such provision or any other provision of this Agreement.

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f)	All notices under this Agreement shall be in writing and shall be delivered by certified mail, postage prepaid to the addresses set forth at the beginning of this Agreement. All notices to be given to Boston Rental by NationsRent shall be sent to the attention of Bryan T. Rich, Managing Member at the address of Boston Rental. All notices to be given to NationsRent by Boston Rental shall be sent to the attention of John Scherer, Vice President and Treasurer at the address of NationsRent.

g)	This Agreement may be executed in two or more counterparts; each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The parties understand and agree that the transactions covered by this Agreement may be accomplished in reliance on the facsimile or electronically transmitted signatures of NationsRent and Boston Rental on documents. Each party authorizes the other to rely on such signatures and warrants that the same are authorized and genuine. Boston Rental and NationsRent each agrees to provide the original signatures represented by facsimile or electronically transmitted signatures to the other party promptly upon request.

h)	The following Exhibit A and Exhibit B are attached hereto, are incorporated herein and made a part hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above-written.

NationsRent, Inc.	Boston Rental Partners, LLC
By: Name:	By: Name:
Title:	Title:

19

Exhibit A

Schedule

     This Schedule No. ___, dated as of ___, 200___(the “Schedule”), is being executed and delivered pursuant to that certain Rental Agreement (the “Agreement”), dated as of March 26, 2003, by and between Boston Rental Partners, LLC, a Delaware limited liability company (“Boston Rental”), and NationsRent, Inc., a Delaware corporation (“NationsRent”).

1.	This Schedule is entered into pursuant to Section 1 of the Agreement, and the Agreement is incorporated herein by reference.

2.	The equipment descibred on Schedule I hereto is Equipment (as defined in the Agreement) and is subject to the terms and conditions of the Agreement.

     IN WITNESS WHEREOF, the parties have executed this Schedule as of the date first written above.

NationsRent, Inc.	Boston Rental Partners, LLC
By: Name:	By: Name:
Title:	Title:

20

Schedule I

[List of Equipment]

21

Exhibit B

Sublease/SubRental Agreement Language

     This rental agreement/sublease/contract and all of customer’s rights in and to the equipment rented/leased hereunder are subject and subordinate to any rights, title, and interests of all and any persons who have financed or leased such equipment for NationsRent, Inc., or its subsidiaries pursuant to certain agreements or instruments. Customer’s rights in and to the equipment will terminate, at the option of the person(s) who financed or leased such equipment, upon the occurrence of any event of default under such agreements or instruments.

22

Exhibit B

BILL OF SALE AND CONVEYANCE

     THIS BILL OF SALE AND CONVEYANCE is made, executed and delivered on June [___], 2003 by Boston Rental Partners, LLC, a Delaware limited liability company (the “Seller”), to [___], a [___] (the “Buyer”).

     WHEREAS, the Asset Purchase Agreement dated as of June [___], 2003 (as amended and in effect from time to time, the “Asset Purchase Agreement”) among the Seller, the Buyer and certain affiliates of the Buyer provides for, among other things, the sale and transfer by the Seller to the Buyer of the Assets specified on Schedule I attached hereto (the “Specified Assets”) for good and valuable consideration, and on the other terms and conditions, set forth in the Asset Purchase Agreement; and

     WHEREAS, it is the parties’ intention to reflect (a) the transfer of title over the Specified Assets and (b) the assumption of the Assumed Liabilities arising in connection with the Specified Assets, by the execution and delivery of (i) this Bill of Sale and Conveyance and (ii) the Assignment and Assumption Agreement dated as of June [___], 2003 between the Seller and the Buyer, in each case at the Closing;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller does hereby, effective from and after the Closing, sell, convey, assign, transfer and deliver unto the Buyer and its successors and assigns, forever, all of the Seller’s right, title and interest in and to the Specified Assets (a) “as is, where is” on the Closing Date with “all faults” as of the Closing Date, (b) without recourse, representation or warranty of any kind whatsoever, except for the representations and warranties of the Seller contained in the Asset Purchase Agreement and (c) subject to (i) the Assumed Liabilities arising in connection with the Specified Assets and (ii) the terms and conditions set forth in the Asset Purchase Agreement, and otherwise free and clear of all Liens,

     TO HAVE AND TO HOLD the Specified Assets unto the Buyer, its successors and assigns, FOREVER.

     In the event that any provision of this Bill of Sale and Conveyance is construed to conflict with a provision in the Asset Purchase Agreement, the provision in the Asset Purchase Agreement shall be deemed to be controlling.

     This Bill of Sale and Conveyance shall bind and shall inure to the benefit of the parties and their respective successors and assigns.

     This Bill of Sale and Conveyance shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

     This Bill of Sale and Conveyance may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     Capitalized terms defined in the Asset Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined.

[The remainder of this page is intentionally left blank.]

23

     IN WITNESS WHEREOF, this Bill of Sale and Conveyance has been duly executed and delivered by a duly authorized representative of the Seller as an instrument under seal on the date first above written.

BOSTON RENTAL PARTNERS, LLC
By
Manager

24

Schedule I

SPECIFIED ASSETS

25

Exhibit C

ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of June [___], 2003, is between Boston Rental Partners, LLC, a Delaware limited liability company (the “Assignor”), and [___], a [___] (the “Assignee”).

     WHEREAS, the Asset Purchase Agreement dated as of June [___], 2003 (as amended and in effect from time to time, the “Asset Purchase Agreement”) among the Assignor, the Assignee and certain affiliates of the Assignee provides for, among other things, the sale and transfer by the Assignor to the Assignee of the Assets specified on Schedule I attached hereto (the “Specified Assets”) for good and valuable consideration, and on the other terms and conditions, set forth in the Asset Purchase Agreement;

     WHEREAS, pursuant to the Asset Purchase Agreement, the Assignee agreed to assume the Assumed Liabilities arising in connection with the Specified Assets; and

     WHEREAS, it is the parties’ intention to reflect (a) the transfer of title over the Specified Assets and (b) the assumption of the Assumed Liabilities arising in connection with the Specified Assets, by the execution and delivery of (i) the Bill of Sale and Conveyance dated as of June [-], 2003 executed by the Assignor in favor of the Assignee and (ii) this Assignment and Assumption Agreement, in each case at the Closing;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignee hereby agree as follows:

     1. Effective from and after the Closing, the Assignor hereby assigns to the Assignee all of the Assignor’s right, title and interest in and to the Specified Assets (a) “as is, where is” on the Closing Date with “all faults” as of the Closing Date, (b) without recourse, representation or warranty of any kind whatsoever, except for the representations and warranties of the Assignor contained in the Asset Purchase Agreement and (c) subject to (i) the Assumed Liabilities arising in connection with the Specified Assets and (ii) the terms and conditions set forth in the Asset Purchase Agreement, and otherwise free and clear of all Liens.

     2. Effective from and after the Closing, the Assignee hereby assumes the Assumed Liabilities arising in connection with the Specified Assets.

     3. In the event that any provision of this Assignment and Assumption Agreement is construed to conflict with a provision of the Asset Purchase Agreement, the provision in the Asset Purchase Agreement shall be deemed to be controlling.

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     4. This Assignment and Assumption Agreement shall bind and shall inure to the benefit of the parties and their respective successors and assigns.

     5. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

     6. This Assignment and Assumption Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     7. Capitalized terms defined in the Asset Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined.

[The remainder of this page is intentionally left blank.]

27

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Assignment and Assumption Agreement as an agreement under seal as of the date first above written.

BOSTON RENTAL PARTNERS, LLC
By
Manager

[ASSIGNEE]
By
Title:

28

Schedule I

SPECIFIED ASSETS

29

Exhibit D

JOINT NOTICE OF ASSIGNMENT

June [__], 2003

[Name]
[Address]

     Ladies and Gentlemen:

     Pursuant to Section 5.4 of the Inventory Sale and Settlement Agreement dated as of [___], 2003 (as amended and in effect from time to time, the “Inventory Sale and Settlement Agreement”) among you, Boston Rental Partners, LLC, a Delaware limited liability company (“BRP”), and the NRI Parties (as defined in the Inventory Sale and Settlement Agreement), each of BRP and the NRI Parties hereby notifies you that, effective as of the date hereof, BRP has conveyed, transferred, assigned and delegated to [___], a [___] (the “Assignee”), and the Assignee has accepted and assumed, all of BRP’s right, title, interest, duties and obligations arising under the Inventory Sale and Settlement Agreement.

Sincerely, BOSTON RENTAL PARTNERS, LLC
By
Name:
Title:

NATIONSRENT, INC.
By
Name:
Title:

NATIONSRENT USA, INC. NATIONSRENT TRANSPORTATION SERVICES, INC. NR DELAWARE, INC NRGP, INC., NATIONSRENT WEST, INC. LOGAL EQUIPMENT CORP. BDK EQUIPMENT COMPANY, INC.

By
Name:
Title:

NATIONSRENT OF TEXAS, LP By NRGP, Inc. its general partner
By
Name:
Title:

30

SCHEDULE I

Assets to be Purchased by NationsRent:

1. Inventory Sale and Settlement Agreement, dated as of February 13, 2003, by and among Zions Credit Corporation, a Utah corporation, Boston Rental Partners, LLC, a Delaware limited liability Company (“Boston Rental”), NationsRent, Inc., a Delaware corporation (“Parent”), and certain of its subsidiaries party hereto (collectively with Parent, the “NRI Parties”).

2. Side Letter Agreement, dated February 13, 2003, by and among Boston Rental, and Zions Credit Corporation.

3. Inventory Sale and Settlement Agreement, dated February 28, 2003, by and among Citizens Leasing Corporation, a Rhode Island corporation (“Citizens Leasing”), Boston Rental, and the NRI Parties.

4. Side Letter Agreement, dated February 28, 2003, by and among Boston Rental and Citizens Leasing.

5. Inventory Sale and Settlement Agreement, dated as of March 12, 2003, by and among SouthTrust Bank, an Alabama banking corporation (“SouthTrust”), Boston Rental, and the NRI Parties.

6. Side Letter Agreement, dated March 12, 2003, by and among Boston Rental and SouthTrust.

7. Inventory Sale and Settlement Agreement, dated as of March 13, 2003, by and among BB&T Leasing Corporation, a North Carolina corporation (“BB&T”), Boston Rental, and the NRI Parties.

8. Side Letter Agreement, dated March 13, 2003, by and among Boston Rental and BB&T.

9. Inventory Sale and Settlement Agreement, dated as of March 13, 2003, by and among Komatsu Financial Limited Partnership, a Delaware limited partnership (“Komatsu Financial”), Boston Rental, and the NRI Parties.

10. Side Letter Agreement, dated March 13, 2003, by and among Boston Rental and Komatsu Financial.

11. Inventory Sale and Settlement Agreement, dated as of March 13, 2003, by and among AmSouth Leasing, Ltd., an Alabama limited partnership (“AmSouth Leasing”), Boston Rental, and the NRI Parties.

12. Side Letter Agreement, dated March 13, 2003, by and among Boston Rental and AmSouth Leasing.

13. Inventory Sale and Settlement Agreement, dated as of March 12, 2003, by and among NorLease, Inc., a Delaware corporation (“NorLease”), Boston Rental, and the NRI Parties.

14. Side Letter Agreement, dated March 12, 2003, by and among Boston Rental and NorLease.

15. Inventory Sale and Settlement Agreement, dated as of March 13, 2003, by and among Key Corporate Capital, Inc., a Michigan Corporation, on behalf of its leasing division, KeyCorp Leasing (“Key Corporate Capital”), Boston Rental, and the NRI Parties.

16. Side Letter Agreement, dated March 13, 2003, by and among Boston Rental and Key Corporate Capital.

17. Inventory Sale and Settlement Agreement, dated April 9, 2003, by and among Boston Rental and Dime Commercial Corp.

18. Side Letter Agreement, dated April 9, 2003, by and among Boston Rental and Dime Commercial Corp.

19. Inventory Sale and Settlement Agreement, dated April 30, 2003, by and among Boston Rental and LaSalle National Leasing Corporation, a Delaware corporation.

20. Side Letter Agreement, dated April 30, 2003, by and among Boston Rental and LaSalle National Leasing Corporation.

21. Inventory Sale and Settlement Agreement, dated April 18, 2003, by and among Boston Rental and ICX Corporation.

22. Side Letter Agreement, dated April 18, 2003, by and among Boston Rental and ICX Corporation.

23. Inventory Sale and Settlement Agreement, dated March 13, 2003, by and among Boston Rental and Omaha/First National Equipment Financing.

24. Side Letter Agreement, dated March 13, 2003, by and among Boston Rental and Omaha/First National Equipment Financing.

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY BDK EQUIPMENT

BRP
Asset #	Manufacturer	Description	Serial Number
1606	JLG	33RTS Scissor Lift	0200055857
1603	JLG	33RTS Scissor Lift	0200055925
1663	JLG	450A Boom Lift	0300041340
2007	JLG	600A Boom Lift	0300040507
2009	JLG	600A Boom Lift	0300040590
2028	JLG	600S Boom Lift	0300040998

1

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT OF TEXAS, LP.

BRP
Asset #	Manufacturer	Description	Serial Number
683	JLG	35E	0300048791
708	JLG	600S	0300049759
689	JLG	40H	0300049769
686	JLG	40H	0300049770
691	JLG	40H	0300049771
709	JLG	600S	0300049797
710	JLG	600S	0300049798
692	JLG	40H	0300049806
711	JLG	600S	0300049822
712	JLG	600S	0300049834
713	JLG	600S	0300049856
716	JLG	600S	0300049862
714	JLG	600S	0300049865
706	JLG	600S	0300049880
693	JLG	40H	0300049881
694	JLG	40H	0300049883
836	Terex	MK135824 TS30 Boom Final Assembly	27450
759	Thompson	Thompson 6” Vacuum-Assisted Multi-Pump	6V-584
824	Terex	TS30EP Scissor Lift	98360081
1042	JLG	3246E2 Scissor Lift	0200061919
1046	JLG	3246E2 Scissor Lift	0200066387
1043	JLG	3246E2 Scissor Lift	0200066477
1044	JLG	3246E2 Scissor Lift	0200066493
1045	JLG	3246E2 Scissor Lift	0200066622
1048	JLG	3246E2 Scissor Lift	0200066635
1047	JLG	3246E2 Scissor Lift	0200066667
1041	JLG	3246E2 Scissor Lift	0200066702
1040	JLG	3246E2 Scissor Lift	0200066742
1039	JLG	3246E2 Scissor Lift	0200066803
1038	JLG	3246E2 Scissor Lift	0200066811
1037	JLG	3246E2 Scissor Lift	0200066818
1036	JLG	3246E2 Scissor Lift	0200066863
1035	JLG	3246E2 Scissor Lift	0200066871
1026	JLG	3246E2 Scissor Lift	0200067893
1025	JLG	3246E2 Scissor Lift	0200067901
999	JLG	3246E2 Scissor Lift	0200067909
1024	JLG	3246E2 Scissor Lift	0200067925

1

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT OF TEXAS, LP.

BRP
Asset #	Manufacturer	Description	Serial Number
1018	JLG	3246E2 Scissor Lift	0200068044
1023	JLG	3246E2 Scissor Lift	0200068052
1027	JLG	3246E2 Scissor Lift	0200068294
1022	JLG	3246E2 Scissor Lift	0200068955
1021	JLG	3246E2 Scissor Lift	0200068959
1020	JLG	3246E2 Scissor Lift	0200069377
1019	JLG	3246E2 Scissor Lift	0200069385
1029	JLG	3246E2 Scissor Lift	0200069393
1000	JLG	3246E2 Scissor Lift	0200069453
998	JLG	3246E2 Scissor Lift	0200069461
1002	JLG	3246E2 Scissor Lift	0200069469
1001	JLG	3246E2 Scissor Lift	0200069497
1034	JLG	3246E2 Scissor Lift	0200069513
1033	JLG	3246E2 Scissor Lift	0200069521
1032	JLG	3246E2 Scissor Lift	0200069529
1031	JLG	3246E2 Scissor Lift	0200069573
1030	JLG	3246E2 Scissor Lift	0200069581
980	JLG	600S Boom Lift	0300040531
995	JLG	600S Boom Lift	0300040620
974	JLG	600S Boom Lift	0300040751
1189	JLG	80HX Boom Lift	0300048235
1095	JLG	E45A Boom Lift	0300048369
1118	JLG	40H Boom Lift	0300048657
1515	John Deere	120 Excavator	P00120X031294
1516	John Deere	120 Excavator	P00120X031295
1522	John Deere	310E Backhoe	T0310EX853577
1523	John Deere	310E Backhoe	T0310EX853603
1525	John Deere	310E Backhoe	T0310EX853705
1526	John Deere	310E Backhoe	T0310EX853839
1527	John Deere	310E Backhoe	T0310EX853842
1528	John Deere	310E Backhoe	T0310EX853898
1529	John Deere	310E Backhoe	T0310EX853916
1530	John Deere	310E Backhoe	T0310EX853918
1532	John Deere	310E Backhoe	T0310EX853928
1533	John Deere	310E Backhoe	T0310EX854022
1534	John Deere	310E Backhoe	T0310EX854041
1535	John Deere	310E Backhoe	T0310EX854097

2

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT OF TEXAS, LP.

BRP
Asset #	Manufacturer	Description	Serial Number
1547	John Deere	555G Track Loader	T0555GA854944
1548	John Deere	555G Track Loader	T0555GA855104
1549	John Deere	555G Track Loader	T0555GA870401
1608	JLG	33RTS Scissor Lift	0200055538
1636	JLG	40RTS Scissor Lift	0200055736
1661	JLG	450A Boom Lift	0300041363
1630	JLG	40H Boom Lift	0300041414
1682	JLG	450A Boom Lift	0300041476
1840	Komatsu	PC35R-8 Mini Excavator	37507
1832	Komatsu	PC35R-8 Mini Excavator	37508
1839	Komatsu	PC35R-8 Mini Excavator	37509
1743	Ditch Withch	3700DD Riding Trencher	3S0421
1744	Ditch Withch	3700DD Riding Trencher	3S0422
1742	Ditch Withch	3700DD Riding Trencher	3S0568
1739	Ditch Withch	3700DD Riding Trencher	3S0618
1736	Ditch Withch	3700DD Riding Trencher	3S1058
1791	Ditch Withch	3700DD Riding Trencher	3S1510
1790	Vermeer	V3550A Trencher	831
1788	Vermeer	V3550A Trencher	832
1789	Vermeer	V3550A Trencher	844
1715	Sky Trak	3606 Extendaboom Forklift	8741
1716	Sky Trak	3606 Extendaboom Forklift	8918
1717	Sky Trak	3606 Extendaboom Forklift	8919
1718	Sky Trak	3606 Extendaboom Forklift	8929
1719	Sky Trak	3606 Extendaboom Forklift	8973
1721	Sky Trak	3606 Extendaboom Forklift	9023
1726	Snorkel	TB37R Boom Lift	984649
1735	Snorkel	TB60 Boom Lift	990346
1733	Snorkel	TB60 Boom Lift	990347
1732	Snorkel	TB60 Boom Lift	991521
1734	Snorkel	TB60 Boom Lift	991522
1730	Snorkel	TB60 Boom Lift	991523
1731	Snorkel	TB60 Boom Lift	991524
1862	Case	580L 2WD Std Backhoe	JJG0244698
1861	Case	580L 2WD Std Backhoe	JJG0244700
1860	Case	580L 2WD Std Backhoe	JJG0244704
1859	Case	580L 2WD Std Backhoe	JJG0244717

3

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT OF TEXAS, LP.

BRP
Asset #	Manufacturer	Description	Serial Number
1844	Case	580L 2WD Ext Backhoe	JJG0245035
1843	Case	580L 2WD Ext Backhoe	JJG0245062
1858	Case	580L 2WD Std Backhoe	JJG0245114
1863	Case	580L 2WD Std Backhoe	JJG0245122
1857	Case	580L 2WD Std Backhoe	JJG0245502
1856	Case	580L 2WD Std Backhoe	JJG0245513
1854	Case	580L 2WD Std Backhoe	JJG0245525
1853	Case	580L 2WD Std Backhoe	JJG0245527
1852	Case	580L 2WD Std Backhoe	JJG0245530
1851	Case	580L 2WD Std Backhoe	JJG0245539
1850	Case	580L 2WD Std Backhoe	JJG0245545
1849	Case	580L 2WD Std Backhoe	JJG0245565
1845	Case	580L 2WD Std Backhoe	JJG0245567
1848	Case	580L 2WD Std Backhoe	JJG0245569
1847	Case	580L 2WD Std Backhoe	JJG0245574
1846	Case	580L 2WD Std Backhoe	JJG0245582
1587	JCB	930 4WD Loadall Forklift	SLP93004XE0664187
1601	JLG	33RTS Scissor Lift	0200055596
1637	JLG	40RTS Scissor Lift	0200055795
1640	JLG	40RTS Scissor Lift	0200055799
1647	JLG	40RTS Scissor Lift	0200055861
1646	JLG	40RTS Scissor Lift	0200055862
1645	JLG	40RTS Scissor Lift	0200055921
1635	JLG	40RTS Scissor Lift	0200055988
1643	JLG	40RTS Scissor Lift	0200056115
1648	JLG	40RTS Scissor Lift	0200056116
1642	JLG	40RTS Scissor Lift	0200056126
1641	JLG	40RTS Scissor Lift	0200056127
1639	JLG	40RTS Scissor Lift	0200056131
1638	JLG	40RTS Scissor Lift	0200056223
1600	JLG	33RTS Scissor Lift	0200056664
1873	JLG	25RTS Scissor Lift	0200056921
1878	JLG	25RTS Scissor Lift	0200056987
1877	JLG	25RTS Scissor Lift	0200056991
1876	JLG	25RTS Scissor Lift	0200057439
1875	JLG	25RTS Scissor Lift	0200057569
1874	JLG	25RTS Scissor Lift	0200057637

4

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT OF TEXAS, LP.

BRP
Asset #	Manufacturer	Description	Serial Number
1610	JLG	35E Boom Lift	0300038153
1705	JLG	600S Boom lift	0300040264
1703	JLG	600S Boom lift	0300040327
1696	JLG	600S Boom Lift	0300040455
1697	JLG	600S Boom Lift	0300040675
1698	JLG	600S Boom lift	0300040890
1660	JLG	450A Boom Lift	0300041362
1631	JLG	40H Boom Lift	0300041418
1683	JLG	450A Boom Lift	0300041477
1632	JLG	40H Boom Lift	0300041649
1620	JLG	40H Boom Lift	0300041674
1621	JLG	40H Boom Lift	0300041676
1622	JLG	40H Boom Lift	0300041679
1623	JLG	40H Boom Lift	0300041683
1687	JLG	450A Boom Lift	0300041759
1670	JLG	450A Boom Lift	0300041766
1673	JLG	450A Boom Lift	0300041768
1624	JLG	40H Boom Lift	0300041769
1668	JLG	450A Boom Lift	0300041770
1625	JLG	40H Boom Lift	0300041788
1626	JLG	40H Boom Lift	0300041791
1672	JLG	450A Boom Lift	0300041793
1627	JLG	40H Boom Lift	0300041794
1628	JLG	40H Boom Lift	0300041798
1757	JLG	600A Boom Lift	0300041956
1758	JLG	600A Boom Lift	0300041960
2453	Bomag	BMP851 DD Walk Behind Roller	101720030631
2452	Bomag	BMP851 DD Walk Behind Roller	101720031086
2451	Bomag	BMP851 DD Walk Behind Roller	101720031087
2450	Bomag	BMP851 DD Walk Behind Roller	101720031088
2485	Bomag	BW124PD Padfoot Roller	109A21902126
2474	Bomag	BW124PD Padfoot Roller	109A21902127
2473	Bomag	BW124PD Padfoot Roller	109A21902128
2480	Bomag	BW124PDB Padfoot Roller	109A21902168
2486	Bomag	BW124PDB Padfoot Roller	109A21902169
2515	Bomag	BW142D-2 Padfoot Roller	136510121024
2504	Bomag	BW142D-2 Padfoot Roller	136510121025

5

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT OF TEXAS, LP.

BRP
Asset #	Manufacturer	Description	Serial Number
2510	Bomag	BW142D-2 Padfoot Roller	136510121026
2509	Bomag	BW142D-2 Padfoot Roller	136510121027
2508	Bomag	BW142PD-2 Roller	136510221011
2507	Bomag	BW142PD-2 Roller	136510221012
2506	Bomag	BW142PD-2 Roller	136510221013
2505	Bomag	BW142PD-2 Roller	136510221014
2536	Bomag	BW172D2 Smooth Drum Roller	136520121023
2537	Bomag	BW172D2 Smooth Drum Roller	136520121024
1981	JLG	40H Boom Lift	0300040820
2030	JLG	80HX Boom Lift	0300041249
2081	Komatsu	PC15R Mini Excavator	10852
2071	Komatsu	PC15R Mini Excavator	10853
2072	Komatsu	PC15R Mini Excavator	10854
2073	Komatsu	PC15R Mini Excavator	10873
2074	Komatsu	PC15R Mini Excavator	10874
2075	Komatsu	PC15R Mini Excavator	10875
2076	Komatsu	PC15R Mini Excavator	10876
2077	Komatsu	PC15R Mini Excavator	10877
2078	Komatsu	PC15R Mini Excavator	10878
2079	Komatsu	PC15R Mini Excavator	10879
2082	Komatsu	PC15R Mini Excavator	10880
2080	Komatsu	PC15R Mini Excavator	10881
2070	Komatsu	PC15R Mini Excavator	10882
2069	Komatsu	P35R Mini Excavator	37559
2086	Komatsu	PC35R-8 Mini Excavator	37560
2087	Komatsu	PC35R-8 Mini Excavator	37561
2088	Komatsu	PC35R-8 Mini Excavator	37562
2089	Komatsu	PC35R-8 Mini Excavator	37563
2090	Komatsu	PC35R-8 Mini Excavator	37564
2091	Komatsu	PC35R-8 Mini Excavator	37565
2084	Komatsu	PC35R-8 Mini Excavator	37566
2092	Komatsu	PC35R-8 Mini Excavator	37567
2083	Komatsu	PC35R-8 Mini Excavator	37568
2093	Komatsu	PC35R-8 Mini Excavator	37569
2094	Komatsu	PC35R-8 Mini Excavator	37570
2085	Komatsu	PC35R-8 Mini Excavator	37571
2051	Komatsu	D37P Dozer	3823

6

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT OF TEXAS, LP.

BRP
Asset #	Manufacturer	Description	Serial Number
2052	Komatsu	D37P Dozer	3872
2053	Komatsu	D37P Dozer	3873
2036	Komatsu	D31E Dozer	42914
2037	Komatsu	D31E Dozer	42915
2044	Komatsu	D31E Dozer	42916
2039	Komatsu	D31E Dozer	42917
2035	Komatsu	D31E Dozer	42918
2041	Komatsu	D31E Dozer	42919
2042	Komatsu	D31E Dozer	42920
2043	Komatsu	D31E Dozer	42921
2038	Komatsu	D31E Dozer	42922
2040	Komatsu	D31E Dozer	42923
2050	Komatsu	D31P Dozer	48339
2049	Komatsu	D31P Dozer	48340
2048	Komatsu	D31P Dozer	48341
2047	Komatsu	D31P Dozer	48556
2046	Komatsu	D31P Dozer	48557
2045	Komatsu	D31P Dozer	48558
2116	Komatsu	PC60 Mini Excavator	56082
2117	Komatsu	PC60 Mini Excavator	56102
2108	Komatsu	PC60 Mini Excavator	56103
2109	Komatsu	PC60 Mini Excavator	56104
2110	Komatsu	PC60 Mini Excavator	56105
2111	Komatsu	PC60 Mini Excavator	56106
2112	Komatsu	PC60 Mini Excavator	56133
2113	Komatsu	PC60 Mini Excavator	56134
2114	Komatsu	PC60 Mini Excavator	56135
2115	Komatsu	PC60 Mini Excavator	56136
1937	JCB	506C Loadall Forklift	585531
1939	JCB	508C 4WD Loadall Forklift	585567
2107	Komatsu	PC45R Mini Excavator	5906
2096	Komatsu	PC45R Mini Excavator	5907
2095	Komatsu	PC45R Mini Excavator	5908
2097	Komatsu	PC45R Mini Excavator	5909
2098	Komatsu	PC45R Mini Excavator	5910
2099	Komatsu	PC45R Mini Excavator	5911
2100	Komatsu	PC45R Mini Excavator	5912

7

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT OF TEXAS, LP.

BRP
Asset #	Manufacturer	Description	Serial Number
2101	Komatsu	PC45R Mini Excavator	5913
2102	Komatsu	PC45R Mini Excavator	5914
2103	Komatsu	PC45R Mini Excavator	5915
2104	Komatsu	PC45R Mini Excavator	5916
2105	Komatsu	PC45R Mini Excavator	5917
2106	Komatsu	PC45R Mini Excavator	5918
2063	Snorkel	TB60 Boom Lift	984769
1997	JLG	40RTS Scissor Lift	0200054941
2015	JLG	600S Boom Lift	0300040353
1998	JLG	450A Boom Lift	0300040475
2054	Komatsu	D37P Dozer	3874
2118	JCB	930 4WD Loadall Forklift	SLP93004XE0664101
2245	Vermeer	V3550A Trencher	1VRS072P8W1000584
2329	Komatsu	D37P-5A Dozer	3784
2330	Komatsu	D37P-5A Dozer	3788
2331	Komatsu	D37P-5A Dozer	3789
2333	Komatsu	D37P-5A Dozer	3799
2334	Komatsu	D37P-5A Dozer	3800
2335	Komatsu	D37P-5A Dozer	3806
2327	Komatsu	D37P-5A Dozer	3807
2231	New Holland	LX565 Skid Steer LDR	40280
2230	New Holland	LX565 Skid Steer LDR	40285
2229	New Holland	LX565 Skid Steer LDR	40291
2226	New Holland	LX565 Skid Steer LDR	40292
2228	New Holland	LX565 Skid Steer LDR	40293
2227	New Holland	LX565 Skid Steer LDR	40295
2269	New Holland	LX865 Skid Steer LDR	40306
2268	New Holland	LX865 Skid Steer LDR	40307
2258	New Holland	LX865 Skid Steer LDR	40309
2255	New Holland	LX865 Skid Steer LDR	40312
2256	New Holland	LX865 Skid Steer LDR	40313
2314	Komatsu	D31E-20 Dozer	42874
2317	Komatsu	D31E-20 Dozer	42886
2318	Komatsu	D31E-20 Dozer	42887
2315	Komatsu	D31P-20 Dozer	48300
2261	New Holland	LX865 Skid Steer LDR	99729
2263	New Holland	LX865 Skid Steer LDR	99730

8

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT OF TEXAS, LP.

BRP
Asset #	Manufacturer	Description	Serial Number
2264	New Holland	LX865 Skid Steer LDR	99731
2265	New Holland	LX865 Skid Steer LDR	99732
2426	Komatsu	D41E-6 Dozer	B20906
2436	Komatsu	D41E-6 Dozer	B20932
2437	Komatsu	D41E-6 Dozer	B20934
2435	Komatsu	D41E-6 Dozer	B20935
2431	Komatsu	D41P-6 Dozer	B20977
2427	Komatsu	D41P-6 Dozer	B20995
2304	Case	580L Loader/Backhoe	JJG0239494
2303	Case	580L Loader/Backhoe	JJG0239601
2302	Case	580L Loader/Backhoe	JJG0239611
1737	Ditch Withch	3700DD Riding Trencher	3S1224
1740	Ditch Withch	3700DD Riding Trencher	3S1249
1738	Ditch Withch	3700DD Riding Trencher	3S1255
1741	Ditch Withch	3700DD Riding Trencher	3S1264
2301	Case	580L Loader/Backhoe	JJG0239682
2300	Case	580L Loader/Backhoe	JJG0239699
2299	Case	580L Loader/Backhoe	JJG0239700
2298	Case	580L Loader/Backhoe	JJG0239873
2297	Case	580L Loader/Backhoe	JJG0239987
2296	Case	580L Loader/Backhoe	JJG0240164

9

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
684	JLG	33RTS	0200070621
687	JLG	E45A	0300049664
688	JLG	E45A	0300049669
1162	JLG	600S Boom Lift	0300048496
1157	JLG	600S Boom Lift	0300049129
727	Komatsu	D37E-5 Dozer	3847
744	New Holland	LX565 Skid Steer LDR	39937
742	New Holland	LX565 Skid Steer LDR	39952
730	New Holland	LX565 Skid Steer LDR	40074
746	New Holland	LX565 Skid Steer LDR	40075
739	New Holland	LX565 Skid Steer LDR	40077
740	New Holland	LX565 Skid Steer LDR	40078
745	New Holland	LX565 Skid Steer LDR	40080
735	New Holland	LX565 Skid Steer LDR	40084
734	New Holland	LX565 Skid Steer LDR	40086
782	Komatsu Forklift	FG30HT12 Forklift 6000#	504393A
765	Komatsu Forklift	FG25T-12 Forklift 5000#	505040A
783	Komatsu Forklift	FG30HT12 Forklift 6000#	505385A
785	Komatsu Forklift	FG30HT12 Forklift 6000#	505388A
786	Komatsu Forklift	FG30HT12 Forklift 6000#	505389A
787	Komatsu Forklift	FG30HT12 Forklift 6000#	505390A
788	Komatsu Forklift	FG30HT12 Forklift 6000#	505391A
771	Komatsu Forklift	FG30HT12 Forklift 6000#	505393A
790	Komatsu Forklift	FG30HT12 Forklift 6000#	505394A
758	Thompson	Thompson 6” Vacuum-Assisted Multi-Pump	6V-585
756	Thompson	Thompson 6” Vacuum-Assisted Multi-Pump	6V-586
849	Terex	MK141800 Model TA30 Articulating Boom	98210018
850	Terex	MK141800 Model TA30 Articulating Boom	98210019
848	Terex	MK141800 Model TA30 Articulating Boom	98210049
805	Terex	TS26 Scissor Lift	98340098
826	Terex	TS30EP Scissor Lift	98360086
819	Terex	TS30EP Scissor Lift	98360087
818	Terex	TS30EP Scissor Lift	98360088
817	Terex	TS30EP Scissor Lift	98360089
816	Terex	TS30EP Scissor Lift	98360092
815	Terex	TS30EP Scissor Lift	98360093
812	Terex	TS30EP Scissor Lift	98360094

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
814	Terex	TS30EP Scissor Lift	98360095
793	Terex	TS25RT Scissor Lift	98410004
792	Terex	TS25RT Scissor Lift	98410005
889	Terex	TB44EP Boom Lift	98610045
881	Terex	TB44EP Boom Lift	98610046
865	Terex	MK200149 TB60 Boom Final Assembly	98630024
748	New Holland	LX865 Skid Steer LDR	99657
747	New Holland	LX865 Skid Steer LDR	99659
749	New Holland	LX865 Skid Steer LDR	99660
750	New Holland	LX865 Skid Steer LDR	99663
751	New Holland	LX865 Skid Steer LDR	99667
753	New Holland	LX865 Skid Steer LDR	99672
752	New Holland	LX865 Skid Steer LDR	99673
729	Komatsu	D41E-6 Dozer	B20807
728	Komatsu	D41E-6 Dozer	B20810
1154	JLG	600S Boom Lift	0300049324
1760	JLG	800A Boom Lift	0300041524
2475	Bomag	BW124PDB Padfoot Roller	109A21902084
2539	Bomag	BW172D2 Smooth Drum Roller	136520121012
2469	Bomag	BW120AD3 Tandem Roller, Riding	101170513875
2534	Bomag	BW172D-2 Smooth Drum Roller	136520121021
2462	Bomag	BW120AD3 Tandem Roller, Riding	101170514140
2218	Komatsu	PC200Z-6LE Excavator	A83031
2362	Takeuchi	TB-007 Mini Excavator	1073920
2225	Vermeer	LM42 - Cable Plow	1160
2395	Takeuchi	TB-025 Mini Excavator	1257747
2422	Komatsu	PC120-6 Excavator	60552
2414	Komatsu	PC120-6 Excavator	60926
2368	Mayville	4WD MEC 3072 Aerial Lift	9200167
2248	Terex	TA64 Boom Lift	98230024
2251	Terex	TA64 Boom Lift	98230025
2341	Terex	TS30RT Scissor Lift	98420046
2250	Terex	TB60 Boom Final Assembly	98630147
2252	Terex	TB60 Boom Final Assembly	98630148
2429	Komatsu	D41P-6 Dozer	B20979
2378	Komatsu Forklift	FD40T-5 Forklift 9000#	37127A
2288	Komatsu Forklift	FD40T-5 Forklift 9000#	37140A

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
2293	Vermeer	BC1230 - Brush Chipper	1590
675	JLG	40RTS	0200069341
676	JLG	3246E2	0200071293
677	JLG	3246E2	0200071301
678	JLG	3246E2	0200071307
679	JLG	3246E2	0200071318
698	JLG	E45A	0300044640
699	JLG	E45A	0300044824
718	JLG	600S	0300044987
701	JLG	E45A	0300045016
696	JLG	450A	0300048286
719	JLG	80HX	0300048314
720	JLG	80HX	0300048351
721	JLG	80HX	0300048541
722	JLG	80HX	0300048543
723	JLG	80HX	0300048616
685	JLG	35E	0300048864
700	JLG	450A	0300049000
702	JLG	450A	0300049002
704	JLG	E45A	0300049087
697	JLG	450A	0300049111
695	JLG	E45A	0300049201
681	JLG	40E	0300049536
707	JLG	600S	0300049550
680	JLG	40E	0300049628
690	JLG	E45A	0300049660
682	JLG	40E	0300049745
715	JLG	600S	0300051687
703	JLG	450A	0300049075
705	JLG	450A	0300049110
717	JLG	600S	0300049687
900	JLG	26MRT Scissor Lift	0200049136
907	JLG	26MRT Scissor Lift	0200049925
913	JLG	33RTS Scissor Lift	0200053174
909	JLG	33RTS Scissor Lift	0200053445
954	JLG	33RTS Scissor Lift	0200053686
925	JLG	33RTS Scissor Lift	0200053687

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
926	JLG	33RTS Scissor Lift	0200053749
927	JLG	33RTS Scissor Lift	0200053808
929	JLG	33RTS Scissor Lift	0200053810
942	JLG	33RTS Scissor Lift	0200053867
931	JLG	33RTS Scissor Lift	0200053869
934	JLG	33RTS Scissor Lift	0200053990
938	JLG	33RTS Scissor Lift	0200054203
955	JLG	40RTS Scissor Lift	0200054513
1099	JLG	500RTS Scissor Lift	0200067064
1106	JLG	40RTS Scissor Lift	0200067799
1092	JLG	40RTS Scissor Lift	0200067802
1105	JLG	40RTS Scissor Lift	0200067874
1067	JLG	33RTS Scissor Lift	0200069633
1072	JLG	33RTS Scissor Lift	0200069634
1071	JLG	33RTS Scissor Lift	0200069637
1093	JLG	500RTS Scissor Lift	0200069640
1070	JLG	33RTS Scissor Lift	0200069833
1086	JLG	33RTS Scissor Lift	0200069926
1068	JLG	33RTS Scissor Lift	0200069995
1028	JLG	3246E2 Scissor Lift	0200070044
1017	JLG	3246E2 Scissor Lift	0200070050
1090	JLG	500RTS Scissor Lift	0200070210
1088	JLG	500RTS Scissor Lift	0200070280
1012	JLG	3246E2 Scissor Lift	0200070352
1011	JLG	3246E2 Scissor Lift	0200070358
1010	JLG	3246E2 Scissor Lift	0200070366
1009	JLG	3246E2 Scissor Lift	0200070374
1008	JLG	3246E2 Scissor Lift	0200070381
1003	JLG	3969 Scissor Lift	0200070541
1006	JLG	3969 Scissor Lift	0200070615
1014	JLG	3969 Scissor Lift	0200070754
1004	JLG	25RTS Scissor Lift	0200070898
1206	JLG	25RTS Scissor Lift	0200071234
964	JLG	450A Boom Lift	0300040020
997	JLG	120HX Boom Lift	0300040109
996	JLG	120HX Boom Lift	0300040335
978	JLG	600S Boom Lift	0300040485

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
986	JLG	600S Boom Lift	0300040510
977	JLG	600S Boom Lift	0300040533
987	JLG	600S Boom Lift	0300040564
919	JLG	35E Boom Lift	0300040694
971	JLG	600S Boom Lift	0300040703
976	JLG	600S Boom Lift	0300040803
1135	JLG	450A Boom Lift	0300047241
1134	JLG	450A Boom Lift	0300047280
1137	JLG	450A Boom Lift	0300047281
1133	JLG	450A Boom Lift	0300047320
1132	JLG	450A Boom Lift	0300047356
1131	JLG	450A Boom Lift	0300047357
1089	JLG	E45A Boom Lift	0300047594
1094	JLG	E45A Boom Lift	0300047630
1100	JLG	E45A Boom Lift	0300047710
1096	JLG	E45A Boom Lift	0300047712
1168	JLG	600S Boom Lift	0300047837
1077	JLG	35E Boom Lift	0300047868
1079	JLG	35E Boom Lift	0300047904
1169	JLG	600S Boom Lift	0300047913
1200	JLG	800A Boom Lift	0300048269
1165	JLG	600S Boom Lift	0300048339
1198	JLG	800A Boom Lift	0300048383
1163	JLG	600S Boom Lift	0300048494
1161	JLG	600S Boom Lift	0300048535
1166	JLG	600S Boom Lift	0300048573
1119	JLG	40H Boom Lift	0300048658
1121	JLG	40H Boom Lift	0300048661
1167	JLG	600S Boom Lift	0300048685
1153	JLG	600S Boom Lift	0300048723
1126	JLG	450A Boom Lift	0300048740
1101	JLG	40H Boom Lift	0300048810
1170	JLG	600A Boom Lift	0300049016
1160	JLG	600S Boom Lift	0300049055
1173	JLG	600A Boom Lift	0300049092
1176	JLG	600A Boom Lift	0300049095
1082	JLG	40E Boom Lift	0300049124

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1156	JLG	600S Boom Lift	0300049170
1152	JLG	600S Boom Lift	0300049202
1127	JLG	450 Boom Lift	0300049338
828	Terex	MK135824 TS30 Boom Final Assembly	27370
829	Terex	MK135824 TS30 Boom Final Assembly	27371
830	Terex	MK135824 TS30 Boom Final Assembly	27372
831	Terex	MK135824 TS30 Boom Final Assembly	27373
832	Terex	MK135824 TS30 Boom Final Assembly	27374
833	Terex	MK135824 TS30 Boom Final Assembly	27448
834	Terex	MK135824 TS30 Boom Final Assembly	27449
835	Terex	MK135824 TS30 Boom Final Assembly	27451
796	Terex	TS26 Scissor Lift	27490
797	Terex	TS26 Scissor Lift	27491
798	Terex	TS26 Scissor Lift	27492
799	Terex	TS26 Scissor Lift	27493
800	Terex	TS26 Scissor Lift	27494
801	Terex	TS26 Scissor Lift	27495
802	Terex	TS26 Scissor Lift	27496
803	Terex	TS26 Scissor Lift	27497
795	Terex	TS26 Scissor Lift	27498
794	Terex	TS26 Scissor Lift	27499
754	Okada	Hydraulic Breaker - OKB308	2926
743	New Holland	LX565 Skid Steer LDR	39948
741	New Holland	LX565 Skid Steer LDR	39954
737	New Holland	LX565 Skid Steer LDR	40081
736	New Holland	LX565 Skid Steer LDR	40082
733	New Holland	LX565 Skid Steer LDR	40099
732	New Holland	LX565 Skid Steer LDR	40102
731	New Holland	LX565 Skid Steer LDR	40106
738	New Holland	LX565 Skid Steer LDR	40110
724	Komatsu	D31E-20 Dozer	42836
725	Komatsu	D31P-20 Dozer	47895
726	Komatsu	D31P-20 Dozer	47896
772	Komatsu Forklift	FG30HT12 Forklift 6000#	504394A
773	Komatsu Forklift	FG30HT12 Forklift 6000#	504395A
774	Komatsu Forklift	FG30HT12 Forklift 6000#	504396A
775	Komatsu Forklift	FG30HT12 Forklift 6000#	504397A

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
776	Komatsu Forklift	FG30HT12 Forklift 6000#	504398A
777	Komatsu Forklift	FG30HT12 Forklift 6000#	504399A
769	Komatsu Forklift	FG25T-12 Forklift 5000#	505039A
766	Komatsu Forklift	FG25T-12 Forklift 5000#	505101A
767	Komatsu Forklift	FG25T-12 Forklift 5000#	505102A
768	Komatsu Forklift	FG25T-12 Forklift 5000#	505103A
778	Komatsu Forklift	FG30HT12 Forklift 6000#	505371A
779	Komatsu Forklift	FG30HT12 Forklift 6000#	505380A
781	Komatsu Forklift	FG30HT12 Forklift 6000#	505382A
784	Komatsu Forklift	FG30HT12 Forklift 6000#	505383A
789	Komatsu Forklift	FG30HT12 Forklift 6000#	505384A
755	Okada	Hydraulic Breaker - OKB312B	5057
762	Vermeer	V3550A Trencher	534
757	Thompson	Thompson 6” Vacuum-Assisted Multi-Pump	6V-587
760	Thompson	Thompson 6” Vacuum-Assisted Multi-Pump	6V-588
761	Thompson	Thompson 6” Vacuum Assisted Multi Pump	6V-589
856	Terex	MK141800 TA30 Articulating Boom	98210003
847	Terex	MK141800 TA30 Articulating Boom	98210004
846	Terex	MK141800 TA30 Articulating Boom	98210005
851	Terex	MK141800 Model TA30 Articulating Boom	98210020
852	Terex	MK141800 Model TA30 Articulating Boom	98210041
853	Terex	MK141800 Model TA30 Articulating Boom	98210043
854	Terex	MK141800 Model TA30 Articulating Boom	98210044
855	Terex	MK141800 Model TA30 Articulating Boom	98210047
845	Terex	MK141800 Model TA30 Articulating Boom	98210048
886	Terex	TA64EP Boom Lift	98230009
884	Terex	TA64EP Boom Lift	98230010
885	Terex	TA64EP Boom Lift	98230050
806	Terex	TS26 Scissor Lift	98340099
807	Terex	TS26 Scissor Lift	98340100
808	Terex	TS26 Scissor Lift	98340102
809	Terex	TS26 Scissor Lift	98340104
811	Terex	TS26 Scissor Lift	98340106
810	Terex	TS26 Scissor Lift	98340108
804	Terex	TS26 Scissor Lift	98340109
837	Terex	TS30EP Scissor Lift	98360066
838	Terex	TS30EP Scissor Lift	98360067

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
839	Terex	TS30EP Scissor Lift	98360068
840	Terex	TS30EP Scissor Lift	98360069
841	Terex	TS30EP Scissor Lift	98360070
842	Terex	TS30EP Scissor Lift	98360071
843	Terex	TS30EP Scissor Lift	98360072
844	Terex	TS30EP Scissor Lift	98360073
827	Terex	TS30EP Scissor Lift	98360078
821	Terex	TS30EP Scissor Lift	98360079
825	Terex	TS30EP Scissor Lift	98360080
823	Terex	TS30EP Scissor Lift	98360082
822	Terex	TS30EP Scissor Lift	98360083
813	Terex	TS30EP Scissor Lift	98360084
820	Terex	TS30EP Scissor Lift	98360085
791	Terex	TS25RT Scissor Lift	98410006
871	Terex	TB44EP Boom Lift	98610001
874	Terex	TB44EP Boom Lift	98610002
869	Terex	TB44EP Boom Lift	98610003
870	Terex	TB44EP Boom Lift	98610004
872	Terex	TB44EP Boom Lift	98610005
873	Terex	TB44EP Boom Lift	98610006
875	Terex	TB44EP Boom Lift	98610007
876	Terex	TB44EP Boom Lift	98610008
883	Terex	TB44EP Boom Lift	98610009
882	Terex	TB44EP Boom Lift	98610010
880	Terex	TB44EP Boom Lift	98610047
879	Terex	TB44EP Boom Lift	98610048
878	Terex	TB44EP Boom Lift	98610049
877	Terex	TB44EP Boom Lift	98610050
867	Terex	MK200149 TB60 Boom Final Assembly	98630022
866	Terex	MK200149 TB60 Boom Final Assembly	98630023
863	Terex	MK200149 TB60 Boom Final Assembly	98630036
868	Terex	TB60 Construction Boom	98630143
861	Terex	TB60 Construction Boom	98630144
859	Terex	MK200149 TB60 Boom	98630216
857	Terex	MK200149 TB60 Boom	98630217
888	Terex	MK213071 Model TB85 Boom Lift	98660029
887	Terex	MK213071 Model TB85 Boom Lift	98660030

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
890	Volvo	L50C CBU Wheel Loader	L50CP11772
903	JLG	26MRT Scissor Lift	0200049135
897	JLG	26MRT Scissor Lift	0200049543
896	JLG	26MRT Scissor Lift	0200049587
901	JLG	26MRT Scissor Lift	0200049588
904	JLG	26MRT Scissor Lift	0200049644
895	JLG	26MRT Scissor Lift	0200049645
894	JLG	26MRT Scissor Lift	0200049693
905	JLG	26MRT Scissor Lift	0200049694
898	JLG	26MRT Scissor Lift	0200049767
899	JLG	26MRT Scissor Lift	0200049768
906	JLG	26MRT Scissor Lift	0200049823
908	JLG	26MRT Scissor Lift	0200049824
902	JLG	26MRT Scissor Lift	0200049879
916	JLG	33RTS Scissor Lift	0200052905
951	JLG	33RTS Scissor Lift	0200052967
915	JLG	33RTS Scissor Lift	0200052968
911	JLG	33RTS Scissor Lift	0200052969
914	JLG	33RTS Scissor Lift	0200053027
950	JLG	33RTS Scissor Lift	0200053234
912	JLG	33RTS Scissor Lift	0200053381
917	JLG	33RTS Scissor Lift	0200053382
910	JLG	33RTS Scissor Lift	0200053384
949	JLG	33RTS Scissor Lift	0200053501
948	JLG	33RTS Scissor Lift	0200053502
921	JLG	33RTS Scissor Lift	0200053555
922	JLG	33RTS Scissor Lift	0200053556
923	JLG	33RTS Scissor Lift	0200053557
932	JLG	33RTS Scissor Lift	0200053618
924	JLG	33RTS Scissor Lift	0200053619
933	JLG	33RTS Scissor Lift	0200053989
935	JLG	33RTS Scissor Lift	0200053991
936	JLG	33RTS Scissor Lift	0200054038
937	JLG	33RTS Scissor Lift	0200054201
1098	JLG	40RTS Scissor Lift	0200067576
1124	JLG	40RTS Scissor Lift	0200067727
1091	JLG	40RTS Scissor Lift	0200067941

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1059	JLG	26MRT Scissor Lift	0200068670
1058	JLG	26MRT Scissor Lift	0200068745
1057	JLG	26MRT Scissor Lift	0200068746
1050	JLG	26MRT Scissor Lift	0200068819
1069	JLG	33RTS Scissor Lift	0200069994
1085	JLG	33RTS Scissor Lift	0200069996
1084	JLG	33RTS Scissor Lift	0200070000
1083	JLG	33RTS Scissor Lift	0200070061
1013	JLG	25RTS Scissor Lift	0200070339
1007	JLG	3246E2 Scissor Lift	0200070395
1005	JLG	25RTS Scissor Lift	0200070832
1015	JLG	25RTS Scissor Lift	0200071045
1016	JLG	25RTS Scissor Lift	0200071114
943	JLG	35E Boom Lift	0300040154
962	JLG	450A Boom Lift	0300040175
944	JLG	35E Boom Lift	0300040181
945	JLG	35E Boom Lift	0300040182
993	JLG	80HX Boom Lift	0300040458
994	JLG	80HX Boom Lift	0300040459
981	JLG	600S Boom Lift	0300040537
946	JLG	35E Boom Lift	0300040554
982	JLG	600S Boom Lift	0300040566
947	JLG	35E Boom Lift	0300040587
983	JLG	600S Boom Lift	0300040616
984	JLG	600S Boom Lift	0300040617
985	JLG	600S Boom Lift	0300040618
961	JLG	450A Boom Lift	0300040628
952	JLG	35E Boom Lift	0300040637
969	JLG	600S Boom Lift	0300040642
988	JLG	600S Boom Lift	0300040644
959	JLG	450A Boom Lift	0300040661
918	JLG	35E Boom Lift	0300040666
967	JLG	600S Boom Lift	0300040669
965	JLG	600S Boom Lift	0300040676
960	JLG	450A Boom Lift	0300040688
941	JLG	35E Boom Lift	0300040693
970	JLG	600S Boom Lift	0300040696

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
990	JLG	600S Boom Lift	0300040697
972	JLG	600S Boom Lift	0300040704
992	JLG	80HX Boom Lift	0300040707
989	JLG	600S Boom Lift	0300040749
1179	JLG	80HX Boom Lift	0300045742
1187	JLG	80HX Boom Lift	0300046041
1186	JLG	80HX Boom Lift	0300046043
1185	JLG	80HX Boom Lift	0300046158
1184	JLG	80HX Boom Lift	0300046273
1183	JLG	80HX Boom Lift	0300046316
1182	JLG	80HX Boom Lift	0300046433
1136	JLG	450A Boom Lift	0300046871
1202	JLG	110HX Boom Lift	0300047346
1104	JLG	40H Boom Lift	0300047579
1103	JLG	40H Boom Lift	0300047580
1111	JLG	40H Boom Lift	0300047615
1102	JLG	40H Boom Lift	0300047618
1112	JLG	40H Boom Lift	0300047655
1113	JLG	40H Boom Lift	0300047656
1114	JLG	40H Boom Lift	0300047657
1115	JLG	40H Boom Lift	0300047693
1116	JLG	40H Boom Lift	0300047696
1204	JLG	110HX Boom Lift	0300047729
1147	JLG	450A Boom Lift	0300047740
1117	JLG	40H Boom Lift	0300047811
1148	JLG	450A Boom Lift	0300047818
1203	JLG	110HX Boom Lift	0300047883
1123	JLG	40H Boom Lift	0300047924
1122	JLG	40H Boom Lift	0300047925
1150	JLG	450A Boom Lift	0300048127
1205	JLG	110HX Boom Lift	0300048156
1149	JLG	450A Boom Lift	0300048283
1080	JLG	35E Boom Lift	0300048295
1199	JLG	800A Boom Lift	0300048309
1195	JLG	800A Boom Lift	0300048311
1076	JLG	35E Boom Lift	0300048333
1142	JLG	450A Boom Lift	0300048356

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1143	JLG	450A Boom Lift	0300048357
1144	JLG	450A Boom Lift	0300048358
1145	JLG	450A Boom Lift	0300048361
1146	JLG	450A Boom Lift	0300048362
1074	JLG	35E Boom Lift	0300048370
1197	JLG	800A Boom Lift	0300048388
1141	JLG	450A Boom Lift	0300048396
1138	JLG	450A Boom Lift	0300048397
1140	JLG	450A Boom Lift	0300048398
1139	JLG	450A Boom Lift	0300048399
1196	JLG	800A Boom Lift	0300048426
1201	JLG	800A Boom Lift	0300048464
1108	JLG	40H Boom Lift	0300048544
1075	JLG	35E Boom Lift	0300048562
1110	JLG	40H Boom Lift	0300048622
1109	JLG	40H Boom Lift	0300048623
1078	JLG	35E Boom Lift	0300048641
1120	JLG	40H Boom Lift	0300048659
1164	JLG	600S Boom Lift	0300048717
1060	JLG	35E Boom Lift	0300048829
1175	JLG	600A Boom Lift	0300048837
1194	JLG	800A Boom Lift	0300048844
1172	JLG	600A Boom Lift	0300048874
1190	JLG	800A Boom Lift	0300048949
1192	JLG	800A Boom Lift	0300048954
1191	JLG	800A Boom Lift	0300048985
1177	JLG	600A Boom Lift	0300049051
1125	JLG	450A Boom Lift	0300049072
1178	JLG	600S Boom Lift	0300049088
1155	JLG	600S Boom Lift	0300049093
1159	JLG	600S Boom Lift	0300049094
1158	JLG	600S Boom Lift	0300049096
1128	JLG	450A Boom Lift	0300049220
1130	JLG	450A Boom Lift	0300049221
1087	JLG	40E Boom Lift	0300049310
1151	JLG	600S Boom Lift	0300049397
939	JLG	35E Boom Lift	0300038374

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
940	JLG	35E Boom Lift	0300038375
930	JLG	35E Boom Lift	0300038426
953	JLG	35E Boom Lift	0300040257
968	JLG	600S Boom Lift	0300040640
966	JLG	600S Boom Lift	0300040674
973	JLG	600S Boom Lift	0300040747
763	Komatsu Forklift	FG25T-12 Forklift 5000#	505041A
764	Komatsu Forklift	FG25T-12 Forklift 5000#	505591A
770	Komatsu Forklift	FG25T-12 Forklift 5000#	505592A
864	Terex	MK200149 TB60 Boom Final Assembly	98630025
858	Terex	MK200149 TB60 Boom Final Assembly	98630035
860	Terex	TB60 Construction Boom	98630145
862	Terex	TB60 Construction Boom	98630146
892	Volvo	L50C CBU Wheel Loader	L50CP11576
891	Volvo	L50C CBU Wheel Loader	L50CP11763
893	Volvo	L70C CBU Wheel Loader	L70CV14721
780	Komatsu Forklift	FG30HT12 Forklift 6000#	505381A
979	JLG	600S Boom Lift	0300040486
963	JLG	450A Boom Lift	0300040553
957	JLG	40H Boom Lift	0300040634
956	JLG	40H Boom Lift	0300040663
958	JLG	450A Boom Lift	0300040691
991	JLG	600S Boom Lift	0300040755
975	JLG	600S Boom Lift	0300040781
1174	JLG	600A Boom Lift	0300048798
1171	JLG	600A Boom Lift	0300048876
1193	JLG	800A Boom Lift	0300048951
1502	John Deere	544 Wheel Loader	DW544HX571184
1511	John Deere	120 Excavator	P00120X031278
1512	John Deere	120 Excavator	P00120X031279
1513	John Deere	120 Excavator	P00120X031280
1517	John Deere	120 Excavator	P00120X031296
1518	John Deere	120 Excavator	P00120X031297
1520	John Deere	120 Excavator	P00120X031299
1521	John Deere	120 Excavator	P00120X031300
1538	John Deere	450G Dozer	T0450GH854425
1541	John Deere	450G Dozer	T0450GH855007

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1542	John Deere	550G Dozer	T0550GL853805
1546	John Deere	550G Dozer	T0550GL854487
1553	John Deere	650G Dozer	T0650GW854494
1556	John Deere	650G Dozer	T0650GW855180
1558	John Deere	750C Dozer	T0750CX870288
1562	John Deere	750C Dozer	T0750CX870408
1565	John Deere	750C Dozer	T0750CX870464
1557	John Deere	750C Dozer	T0750CX870287
1559	John Deere	750C Dozer	T0750CX870289
1560	John Deere	750C Dozer	T0750CX870342
1561	John Deere	750C Dozer	T0750CX870407
1563	John Deere	750C Dozer	T0750CX870409
1564	John Deere	750C Dozer	T0750CX870463
1495	John Deere	444 Wheel Loader	DW444HX571158
1496	John Deere	444 Wheel Loader	DW444HX571159
1497	John Deere	544 Wheel Loader	DW544HX571163
1498	John Deere	544 Wheel Loader	DW544HX571165
1499	John Deere	544 Wheel Loader	DW544HX571167
1500	John Deere	544 Wheel Loader	DW544HX571180
1501	John Deere	544 Wheel Loader	DW544HX571182
1503	John Deere	544 Wheel Loader	DW544HX571196
1504	John Deere	544 Wheel Loader	DW544HX571198
1505	John Deere	624 Wheel Loader	DW624HX571162
1506	John Deere	624 Wheel Loader	DW624HX571164
1507	John Deere	230LC Excavator	FF0230X600283
1508	John Deere	230LC Excavator	FF0230X600284
1509	John Deere	230LC Excavator	FF0230X600285
1510	John Deere	330L Excavator	FF0330X080253
1514	John Deere	120 Excavator	P00120X031285
1519	John Deere	120 Excavator	P00120X031298
1536	John Deere	450G Dozer	T0450GH854072
1537	John Deere	450G Dozer	T0450GH854310
1539	John Deere	450G Dozer	T0450GH854426
1540	John Deere	450G Dozer	T0450GH854536
1543	John Deere	550G Dozer	T0550GL853936
1544	John Deere	550G Dozer	T0550GL854375
1545	John Deere	550G Dozer	T0550GL854430

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1550	John Deere	650G Dozer	T0650GW854087
1551	John Deere	650G Dozer	T0650GW854380
1552	John Deere	650G Dozer	T0650GW854491
1554	John Deere	650G Dozer	T0650GW854545
1555	John Deere	650G Dozer	T0650GW854610
1880	JLG	33RTS Scissor Lift	0200057570
1879	JLG	33RTS Scissor Lift	0200057571
1748	JLG	35E Boom Lift	0300036519
1753	JLG	450A Boom Lift	0300040925
1752	JLG	40H Boom Lift	0300041068
1707	JLG	80HX Boom Lift	0300041326
1611	JLG	40H Boom Lift	0300041357
1749	JLG	40H Boom Lift	0300041365
1664	JLG	450A Boom Lift	0300041385
1882	JLG	35E Boom Lift	0300041831
1881	JLG	35E Boom Lift	0300041939
1754	JLG	450A Boom Lift	0300041971
1886	JLG	450A Boom Lift	0300041984
1885	JLG	450A Boom Lift	0300042080
1892	JLG	600S Boom	0300042122
1891	JLG	600S Boom	0300042177
1890	JLG	600S Boom	0300042178
1750	JLG	40H Boom Lift	0300042274
1751	JLG	40H Boom Lift	0300042280
1808	Komatsu	PC15R Mini Excavator	10840
1809	Komatsu	PC15R Mini Excavator	10841
1816	Komatsu	PC27R-8 Mini Excavator	11481
1815	Komatsu	PC27R-8 Mini Excavator	11538
1814	Komatsu	PC27R-8 Mini Excavator	11555
1813	Komatsu	PC27R-8 Mini Excavator	11556
1819	Komatsu	PC27R-8 Mini Excavator	11558
1812	Komatsu	PC27R-8 Mini Excavator	11559
1817	Komatsu	PC27R-8 Mini Excavator	11560
1831	Komatsu	PC27R-8 Mini Excavator	11561
1825	Komatsu	PC27R-8 Mini Excavator	11563
1826	Komatsu	PC27R-8 Mini Excavator	11564
1827	Komatsu	PC27R-8 Mini Excavator	11566

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1828	Komatsu	PC27R-8 Mini Excavator	11567
1829	Komatsu	PC27R-8 Mini Excavator	11568
1830	Komatsu	PC27R-8 Mini Excavator	11569
1818	Komatsu	PC27R-8 Mini Excavator	11570
1824	Komatsu	PC27R-8 Mini Excavator	11571
1823	Komatsu	PC27R-8 Mini Excavator	11572
1822	Komatsu	PC27R-8 Mini Excavator	11573
1821	Komatsu	PC27R-8 Mini Excavator	11574
1820	Komatsu	PC27R-8 Mini Excavator	11576
1811	Komatsu	PC27R-8 Excavator	11630
1810	Komatsu	PC27R-8 Excavator	11637
1884	JLG	40HD Boom Lift	300044926
1841	Komatsu	PC35R-8 Mini Excavator	37506
1842	Komatsu	PC35R-8 Mini Excavator	37512
1838	Komatsu	PC35R-8 Mini Excavator	37513
1837	Komatsu	PC35R-8 Mini Excavator	37514
1836	Komatsu	PC35R-8 Mini Excavator	37515
1835	Komatsu	PC35R-8 Mini Excavator	37516
1834	Komatsu	PC35R-8 Mini Excavator	37517
1833	Komatsu	PC35R-8 Mini Excavator	37518
1793	Komatsu	D37E-5A Crawler Dozer	3813
1792	Komatsu	D37E-5A Crawler Dozer	3819
1795	Komatsu	D37E-5A Crawler Dozer	3820
1796	Komatsu	D37E-5A Crawler Dozer	3821
1794	Komatsu	D37E-5A Crawler Dozer	3897
1800	Komatsu	D37E-5A Crawler Dozer	3901
1799	Komatsu	D37E-5A Crawler Dozer	3914
1798	Komatsu	D37E-5A Crawler Dozer	3915
1797	Komatsu	D37E-5A Crawler Dozer	3916
1566	Bobcat	331 Mini Excavator	512917008
1567	Gradall	534D-9 All Terrain Forklift	544580
1575	JCB	506C Loadall Forklift	585553
1866	JCB	506C Loadall Forklift	585623
1867	JCB	506C Loadall Forklift	585630
1870	JCB	506C Loadall Forklift	585633
1869	JCB	506C Loadall Forklift	585634
1576	JCB	506C Loadall Forklift	585638

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1577	JCB	506C Loadall Forklift	585646
1578	JCB	506C Loadall Forklift	585649
1579	JCB	506C Loadall Forklift	585943
1580	JCB	506C Loadall Forklift	586205
1865	Ditch Witch	5110DD Riding Trencher	5S8867
1807	Komatsu	PC120-6 Excavator	60932
1806	Komatsu	PC120-6 Excavator	60937
1802	Komatsu	PC120-6 Excavator	61270
1805	Komatsu	PC120-6 Excavator	61272
1804	Komatsu	PC120-6 Excavator	61276
1803	Komatsu	PC120-6 Excavator	61278
1593	JCB	930 Loadall Forklift	664046
1594	JCB	930 Loadall Forklift	664051
1595	JCB	930 Loadall Forklift	664065
1598	JCB	930 Loadall Forklift	664066
1596	JCB	930 Loadall Forklift	664067
1597	JCB	930 Loadall Forklift	664069
1591	JCB	930 Loadall Forklift	664071
1590	JCB	930 Loadall Forklift	664072
1864	Caterpillar	939 Track Loader	6DS00638
1766	MQ	45kw Generator Three Phase	7200845
1765	MQ	45kw Generator Three Phase	7200850
1762	MQ	125kw Generator Three Phase	7500099
1763	MQ	125kw Generator Three Phase	7500109
1761	MQ	125kw Generator Three Phase	7500123
1764	MQ	125kw Generator Three Phase	7500127
1722	Snorkel	PRO-126 Boom Lift	983848
1724	Snorkel	TB37R Boom Lift	984645
1725	Snorkel	TB37R Boom Lift	984648
1727	Snorkel	TB37R Boom Lift	984650
1728	Snorkel	TB37R Boom Lift	984651
1729	Snorkel	TB37R Boom Lift	984652
1723	Snorkel	PRO-126 Boom Lift	985328
1801	Komatsu	D41P-5A Crawler Dozer	B21102
1755	JLG	500RTS Boom Lift	0200054995
1756	JLG	500RTS Boom Lift	0200055181
1618	JLG	40H Boom Lift	0300041250

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1614	JLG	40H Boom Lift	0300041309
1616	JLG	40H Boom Lift	0300041334
1617	JLG	40H Boom Lift	0300041338
1612	JLG	40H Boom Lift	0300041361
1662	JLG	450A Boom Lift	0300041383
1658	JLG	450A Boom Lift	0300041384
1613	JLG	40H Boom Lift	0300041386
1665	JLG	450A Boom Lift	0300041387
1666	JLG	450A Boom Lift	0300041388
1667	JLG	450A Boom Lift	0300041389
1619	JLG	40H Boom Lift	0300041391
1686	JLG	450A Boom Lift	0300041392
1669	JLG	450A Boom Lift	0300041409
1675	JLG	450A Boom Lift	0300041410
1629	JLG	40H Boom Lift	0300041411
1677	JLG	450A Boom Lift	0300041413
1678	JLG	450A Boom Lift	0300041415
1679	JLG	450A Boom Lift	0300041416
1680	JLG	450A Boom Lift	0300041417
1688	JLG	450A Boom Lift	0300041419
1681	JLG	450A Boom Lift	0300041469
1674	JLG	450A Boom Lift	0300041473
1759	JLG	800A Boom Lift	0300041522
1713	JLG	80HX Boom Lift	0300041642
1712	JLG	80HX Boom Lift	0300041671
1708	JLG	80HX Boom Lift	0300041673
1888	JLG	45E Boom Lift	0300041686
1709	JLG	80HX Boom Lift	0300041700
1714	JLG	80HX Boom Lift	0300041727
1710	JLG	80HX Boom Lift	0300041755
1887	JLG	45E Boom Lift	0300041773
1711	JLG	80HX Boom Lift	0300041787
1889	JLG	45E Boom Lift	0300041832
1871	JLG	100HX Boom Lift	0300041872
1568	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585822
1583	JCB	930 4WD Loadall Forklift	SLP93004XE0664174
1582	JCB	930 4WD Loadall Forklift	SLP93004XE0664177

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1584	JCB	930 4WD Loadall Forklift	SLP93004XE0664180
1585	JCB	930 4WD Loadall Forklift	SLP93004XE0664184
1586	JCB	930 4WD Loadall Forklift	SLP930XE0664172
1671	JLG	450A Boom Lift	0300041390
1676	JLG	450A Boom Lift	0300041412
1745	Eagle	42’ Aerial Lift	4F6L12515XA031304
1746	Eagle	42’ Aerial Lift	4F6L12515XA031305
1747	Eagle	47’ Aerial Lift	4F6L12810XA030136
1569	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585828
1570	JCB	506C Loadall Forklift	SLP506C0XE0585830
1574	JCB	506C Loadall Forklift	585591
1581	JCB	508C Loadall Forklift	585680
1589	JCB	930 Loadall Forklift	664070
1571	JCB	506C Loadall Forklift	SLP506C0XE0585842
1572	JCB	506C Loadall Forklift	SLP506C0XE0585844
1588	JCB	930 4WD Loadall Forklift	SLP93002XE0664178
1767	MQ	T33 52" Compactor	1010
1592	JCB	930 Loadall Forklift	664068
1573	JCB	506C Loadall Forklift	SLP506C0XE0585857
1615	JLG	40H Boom Lift	0300041313
1883	JLG	35E Boom Lift	0300041742
1872	JLG	100HX Boom Lift	0300041757
2459	Bomag	BW100AD3 Tandem Roller, Riding	101150513030
2460	Bomag	BW100AD3 Tandem Roller, Riding	101150513032
2503	Bomag	C747B Tandem Roller, Riding	101170513458
2479	Bomag	BW120AD3 Tandem Roller, Riding	101170513517
2461	Bomag	BW120AD3 Tandem Roller, Riding	101170513876
2467	Bomag	BW120AD3 Tandem Roller, Riding	101170514031
2466	Bomag	BW120AD3 Tandem Roller, Riding	101170514032
2465	Bomag	BW120AD3 Tandem Roller, Riding	101170514137
2464	Bomag	BW120AD3 Tandem Roller, Riding	101170514138
2463	Bomag	BW120AD3 Tandem Roller, Riding	101170514139
2456	Bomag	BW90AD2 Tandem Roller, Riding	101460521004
2455	Bomag	BW90AD2 Tandem Roller, Riding	101460521005
2458	Bomag	BW90AD2 Tandem Roller, Riding	101460521032
2449	Bomag	BW75AD E Double Drum Roller	101480311006
2448	Bomag	BW75AD E Double Drum Roller	101480311009

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
2513	Bomag	BW141AD2 Tandem Roller, Riding	101490051004
2502	Bomag	BW161AD2 Tandem Roller, Riding	101640520112
2454	Takeuchi	TB-007 Mini Excavator	1074138
2511	Bomag	BW142PDB2 Padfoot Roller	109510510297
2540	Bomag	BW172PDB-2 Smooth Drum Roller	109520510283
2544	Bomag	BW172PDB-2 Smooth Drum Roller	109520510284
2545	Bomag	BW172PDB-2 Smooth Drum Roller	109520510285
2543	Bomag	BW172PDB-2 Smooth Drum Roller	109520510286
2530	Hypac	C820A Compactor	109A21401648
2529	Hypac	C820A Compactor	109A21401649
2477	Bomag	BW124PDB Padfoot Roller	109A21902082
2500	Hypac	C810A Compactor	109A21902134
2501	Hypac	C810A Compactor	109A21902135
2484	Bomag	BW124PDB Padfoot Roller	109A21902144
2483	Bomag	C812A Compactor	109A21902146
2482	Bomag	C812A Compactor	109A21902147
2481	Bomag	BW124D Compactor	109A21902156
2478	Bomag	BW124PDB Padfoot Roller	109A21902166
2514	Bomag	BW11RH Compactor	109A22201702
2548	Bomag	C850B Compactor	109B18802223
2549	Bomag	C850B Compactor	109B18802233
2547	Bomag	C830B Compactor	109B20802031
2546	Bomag	C830B Compactor	109B20802034
2555	Bomag	C778B Compactor	109B21501685
2554	Hypac	C778B Compactor	109B21501710
2552	Hypac	C766C Compactor	109C20902314
2551	Hypac	C766C Compactor	109C20902315
2516	Bomag	C350D Compactor	109D08906504
2520	Bomag	C350D HYPAC Compactor	109D08906505
2526	Bomag	C350D HYPAC Compactor	109D08906506
2527	Bomag	HYPAC C350D Compactor	109D08906507
2525	Bomag	HYPAC C350D Compactor	109D08906508
2528	Bomag	HYPAC C350D Compactor	109D08906509
2490	Takeuchi	TB-016 Mini Excavator	11600962
2491	Takeuchi	TB-016 Mini Excavator	11600966
2492	Takeuchi	TB-016 Mini Excavator	11600992
2493	Takeuchi	TB-016 Mini Excavator	11600995

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
2494	Takeuchi	TB-016 Mini Excavator	11600997
2495	Takeuchi	TB-025 Mini Excavator	1258180
2496	Takeuchi	TB-025 Mini Excavator	1258187
2489	Takeuchi	TB-025 Mini Excavator	1258205
2488	Takeuchi	TB-025 Mini Excavator	1258220
2487	Takeuchi	TB-025 Mini Excavator	1258222
2524	Takeuchi	TB-135 Mini Excavator	13510353
2523	Takeuchi	TB-135 Mini Excavator	13510365
2517	Takeuchi	TB-135 Mini Excavator	13510444
2522	Takeuchi	TB-135 Mini Excavator	13510470
2521	Takeuchi	TB-135 Mini Excavator	13510471
2518	Takeuchi	TB-135 Mini Excavator	13510502
2519	Takeuchi	TB-135 Mini Excavator	13510504
2538	Bomag	BW172D2 Smooth Drum Roller	136520121015
2531	Bomag	BW172D-2 Smooth Drum Roller	136520121020
2535	Bomag	BW172D-2 Smooth Drum Roller	136520121022
2532	Bomag	BW172D-2 Smooth Drum Roller	136520121047
2533	Takeuchi	TB-145 Mini Excavator	14510319
2497	Takeuchi	TL-26 Skidsteer	21260024
2499	Takeuchi	TL-26 Skidsteer	21260047
2498	Takeuchi	TL-26 Skidsteer	21260050
2550	Hypac	C850B Compactor	B188C2193V
2553	Hypac	C766C Roller	C209C2286V
2512	Bomag	BW141AD-2 Tandem Roller	101490051012
2542	Bomag	BW172D2 Smooth Drum Roller	136520121013
2541	Bomag	BW172D2 Smooth Drum Roller	136520121014
2476	Bomag	BW120AD3 Tandem Roller, Riding	101170513872
2470	Bomag	BW120AD3 Tandem Roller, Riding	101170513874
2468	Bomag	BW120AD3 Tandem Roller, Riding	101170513877
2471	Bomag	BW120AD3 Tandem Roller, Riding	101170513878
2457	Bomag	BW90AD2 Tandem Roller, Riding	101460521003
1955	JLG	33RTS Scissor Lift	0200053233
1960	JLG	3969 Scissor Lift	0200054993
1959	JLG	3969 Scissor Lift	0200055051
1961	JLG	40E Boom Lift	0300039582
1958	JLG	35E Boom Lift	0300039583
1962	JLG	40E Boom Lift	0300040073

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1970	JLG	40H Boom Lift	0300040551
1971	JLG	40H Boom Lift	0300040575
1972	JLG	40H Boom Lift	0300040578
1999	JLG	450A Boom Lift	0300040742
2002	JLG	450A Boom Lift	0300040867
2003	JLG	450A Boom Lift	0300040868
2005	JLG	450A Boom Lift	0300040875
2001	JLG	450A Boom Lift	0300040934
2033	JLG	80HX Boom Lift	0300041085
2017	JLG	600S Boom Lift	0300041105
2023	JLG	600S Boom Lift	0300041160
1975	JLG	40H Boom Lift	0300041170
1923	Ingersoll-Rand	SD40F Padfoot Compactor	152731
1924	Ingersoll-Rand	VR636 Forklift, Freight	155413
1925	Ingersoll-Rand	VR90C Forklift	156062
1926	Ingersoll-Rand	VR90C Forklift	156063
1912	International	International 4700 Crane Truck	1HTSCABP0WH552384
1909	International	International 4700 Crane Truck	1HTSCABP2WH552385
1920	International	International 4700 Crane Truck	1HTSCABP2WH552404
1910	International	International 4700 Crane Truck	1HTSCABP4WH552386
1919	International	International 4700 Crane Truck	1HTSCABP4WH552419
1911	International	International 4700 Crane Truck	1HTSCABP7WH552382
1907	International	4700 Rollback	1HTSCABPXTH682605
1908	International	International 4700 Crane Truck	1HTSCABPXWH552389
2066	Vermeer	V4150A Trencher	1VPRP082R7W1000668
2065	Vermeer	V4150A Trencher	1VRP082R2W1000674
1922	Ingersoll-Rand	HP935WC Air Compressor	290657UFI708
1927	Ingersoll-Rand	XP750WC Air Compressor	293027UGI710
1903	Komatsu Forklift	FG25T12 Forklift	501383
1902	Komatsu Forklift	FG25T12 Forklift	501384
1901	Komatsu Forklift	FG25T12 Forklift	501385
1900	Komatsu Forklift	FG25T12 Forklift	501386
1936	JCB	506C Loadall Forklift	585572
2067	Vermeer	V4150A Trencher	683
1921	Caterpillar	939 Track Loader	6DS00663
2059	Snorkel	TB37R Boom Lift	984641
2058	Snorkel	TB37R Boom Lift	984642

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
2057	Snorkel	TB37R Boom Lift	984643
2062	Snorkel	TB37R Boom Lift	984644
2060	Snorkel	TB37R Boom Lift	984646
2061	Snorkel	TB37R Boom Lift	984647
1918	Lull	10000lb Telescopic Forklift	98AE18P19-115
1915	Lull	6000lb Telescopic Forklift	98X13N21-489
1914	Lull	6000lb Telescopic Forklift	98X13N21-490
1913	Lull	6000lb Telescopic Forklift	98X13N21-491
1916	Lull	8000lb Telescopic Forklift	98Y21P22-334
1917	Lull	8000lb Telescopic Forklift	98Y21P22-335
1906	Terex	MP60 Manlift	AEA1436
2056	Komatsu	PC200-6B Excavator	C10598
2055	Komatsu	PC200-6B Excavator	C10608
1933	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585819
1935	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585831
1931	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585834
1941	JCB	550 4WD Loadall Forklift	SLP55000WE0773397
1947	JLG	26MRT Scissor Lift	0200054142
1948	JLG	26MRT Scissor Lift	0200054143
1949	JLG	26MRT Scissor Lift	0200054272
1950	JLG	26MRT Scissor Lift	0200054316
1992	JLG	40RTS Scissor Lift	0200055060
1994	JLG	40RTS Scissor Lift	0200055187
1995	JLG	40RTS Scissor Lift	0200055236
1996	JLG	40RTS Scissor Lift	0200055237
1989	JLG	40RTS Scissor Lift	0200055241
1991	JLG	40RTS Scissor Lift	0200055356
1987	JLG	40RTS Scissor Lift	0200055357
2004	JLG	450A Boom Lift	0300040873
2018	JLG	600S Boom Lift	0300041128
2020	JLG	600S Boom Lift	0300041133
1973	JLG	40H Boom Lift	0300041139
1969	JLG	40H Boom Lift	0300041146
2021	JLG	600S Boom Lift	0300041157
2000	JLG	450A Boom Lift	0300041173
1977	JLG	40H Boom Lift	0300041193
1978	JLG	40H Boom Lift	0300041197

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1980	JLG	40H Boom Lift	0300041201
1963	JLG	40H Boom Lift	0300041228
1964	JLG	40H Boom Lift	0300041231
1965	JLG	40H Boom Lift	0300041235
1967	JLG	40H Boom Lift	0300041254
1966	JLG	40H Boom Lift	0300041259
1968	JLG	40H Boom Lift	0300041279
1940	JCB	550 4WD Loadall Forklift	SLP55000XE0773555
1945	JCB	930 4WD Loadall Forklift	SLP93004XE0664159
1944	JCB	930 4WD Loadall Forklift	SLP93004XE0664162
1946	JCB	930 4WD Loadall Forklift	SLP93004XE0664166
1943	JCB	930 4WD Loadall Forklift	SLP93004XE0664168
2016	JLG	600S Boom Lift	0300041159
1932	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585821
1930	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585825
1928	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585827
1929	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585833
1934	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585781
1942	JCB	550 4WD Loadall Forklift	SLP55000WE0773376
2068	Vermeer	V4150A Trencher	679
1905	Snorkel	PRO100 Boom Lift	970054
2019	JLG	600S Boom Lift	0300041132
1979	JLG	40H Boom Lift	0300041142
2175	JLG	40RTS Scissor Lift	0200054524
2185	JLG	40H Boom Lift	0300040789
2184	JLG	40H Boom Lift	0300040796
2186	JLG	40H Boom Lift	0300040960
2142	JCB	506C 4WD Loadall Forklift	SLP506C0WE0585803
2148	JCB	506C 4WD Loadall Forklift	SLP506C0WE0585804
2164	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585748
2155	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585786
2153	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585787
2136	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585791
2138	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585794
2132	JCB	530 4WD Loadall Forklift	SLP53000WE0772204
2130	JCB	930 4WD Loadall Forklift	SLP93004XE0664127
2173	JLG	40RTS Scissor Lift	0200054514

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
2174	JLG	40RTS Scissor Lift	0200054515
2176	JLG	40RTS Scissor Lift	0200054525
2177	JLG	40RTS Scissor Lift	0200054526
2178	JLG	40RTS Scissor Lift	0200054527
2202	JLG	600S Boom Lift	0300040806
2189	JLG	40H Boom Lift	0300040898
2204	JLG	600S Boom Lift	0300040913
2198	JLG	600S Boom Lift	0300040916
2205	JLG	600S Boom Lift	0300040917
2206	JLG	600S Boom Lift	0300040938
2201	JLG	600S Boom Lift	0300040945
2197	JLG	600S Boom Lift	0300040946
2192	JLG	600S Boom Lift	0300040968
2193	JLG	600S Boom Lift	0300040970
2194	JLG	600S Boom Lift	0300040971
2195	JLG	600S Boom Lift	0300040973
2179	JLG	450A Boom Lift	0300040986
2180	JLG	450A Boom Lift	0300040987
2181	JLG	450A Boom Lift	0300040990
2196	JLG	600A Boom Lift	0300040993
2183	JLG	450A Boom Lift	0300041011
2182	JLG	450A Boom Lift	0300041015
2191	JLG	600S Boom Lift	0300041020
2199	JLG	600S Boom Lift	0300041023
2187	JLG	40H Boom Lift	0300041087
2200	JLG	600S Boom Lift	0300041104
2190	JLG	40H Boom Lift	0300041117
2149	JCB	506C 4WD Loadall Forklift	SLP506C0WE0585806
2143	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585773
2158	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585776
2163	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585784
2119	JCB	930 4WD Loadall Forklift	SLP93004XE0664103
2123	JCB	930 4WD Loadall Forklift	SLP93004XE0664111
2122	JCB	930 4WD Loadall Forklift	SLP93004XE0664115
2128	JCB	930 4WD Loadall Forklift	SLP93004XE0664129
2121	JCB	930 4WD Loadall Forklift	SLP93004XE0664137
2124	JCB	930 4WD Loadall Forklift	SLP93004XE0664139

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
2203	JLG	600S Boom Lift	0300040857
2207	JLG	600S Boom Lift	0300040941
2147	JCB	506C 4WD Loadall Forklift	SLP506C0WE0585797
2141	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585798
2146	JCB	506C 4WD Loadall Forklift	SLP506C0WE0585799
2145	JCB	506C 4WD Loadall Forklift	SLP506C0WE0585800
2144	JCB	506C 4WD Loadall Forklift	SLP506C0WE0585802
2151	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585728
2152	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585737
2154	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585758
2156	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585774
2157	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585775
2159	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585777
2160	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585778
2161	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585779
2134	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585780
2162	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585782
2165	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585783
2135	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585788
2137	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585792
2139	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585795
2140	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585796
2166	JCB	508C 4WD Loadall Forklift	SLP508C0WE0585700
2167	JCB	508C 4WD Loadall Forklift	SLP508C0XE0585683
2131	JCB	530 4WD Loadall Forklift	SLP53000WE0772178
2133	JCB	530 4WD Loadall Forklift	SLP53000WE0772546
2168	JCB	550 4WD Loadall Forklift	SLP55000WE0773152
2169	JCB	550 4WD Loadall Forklift	SLP55000WE0773291
2171	JCB	550 4WD Loadall Forklift	SLP55000WE0773354
2172	JCB	550 4WD Loadall Forklift	SLP55000WE0773360
2170	JCB	550 4WD Loadall Forklift	SLP55000WE0773351
2120	JCB	930 4WD Loadall Forklift	SLP93004XE0664121
2129	JCB	930 4WD Loadall Forklift	SLP93004XE0664128
2127	JCB	930 4WD Loadall Forklift	SLP93004XE0664130
2126	JCB	930 4WD Loadall Forklift	SLP93004XE0664131
2125	JCB	930 4WD Loadall Forklift	SLP93004XE0664132
2150	JCB	506C 4WD Loadall Forklift	SLP506C0XE0585722

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
2188	JLG	40H Boom Lift	0300040926
2217	Komatsu	PC200Z-6LE Excavator	A83004
2216	Komatsu	PC200Z-6LE Excavator	A83007
2215	Komatsu	PC200Z-6LE Excavator	A83018
2214	Komatsu	PC200Z-6LE Excavator	A83023
2213	Komatsu	PC200Z-6LE Excavator	A83027
2212	Komatsu	PC200Z-6LE Excavator	A83028
2211	Komatsu	PC200Z-6LE Excavator	A83032
2220	Komatsu	PC200Z-6LE Excavator	A83033
2210	Komatsu	PC200Z-6LE Excavator	A83034
2219	Komatsu	PC200Z-6LE Excavator	A83035
2209	Komatsu	PC200Z-6LE Excavator	A83036
2208	Komatsu	PC200Z-6LE Excavator	A83037
2240	Komatsu	PC15R-8 Mini Excavator	10544
2366	Takeuchi	TB-007 Mini Excavator	1073905
2365	Takeuchi	TB-007 Mini Excavator	1073908
2364	Takeuchi	TB-007 Mini Excavator	1073918
2363	Takeuchi	TB-007 Mini Excavator	1073919
2280	Komatsu	PC27R-8 Mini Excavator	11424
2281	Komatsu	PC27R-8 Mini Excavator	11489
2285	Komatsu	PC27R-8 Mini Excavator	11490
2375	Takeuchi	TB-015 Mini Excavator	1157586
2376	Takeuchi	TB-015 Mini Excavator	1157603
2283	Nilfisk	Ride On Sweeper/Scrubber	1253580
2284	Nilfisk	Ride On Sweeper/Scrubber	1253582
2393	Takeuchi	TB-025 Mini Excavator	1257761
2390	Takeuchi	TB-025 Mini Excavator	1257762
2394	Takeuchi	TB-025 Mini Excavator	1257763
2396	Takeuchi	TB-025 Mini Excavator	1257769
2391	Takeuchi	TB-025 Mini Excavator	1257770
2403	Takeuchi	TB-035 Mini Excavator	1357751
2402	Takeuchi	TB-035 Mini Excavator	1357752
2401	Takeuchi	TB-035 Mini Excavator	1357777
2400	Takeuchi	TB-035 Mini Excavator	1357793
2399	Takeuchi	TB-035 Mini Excavator	1357802
2398	Takeuchi	TB-045 Mini Excavator	1456690
2241	Terex	TA50 - Artic, Cork, Lift	14858

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
2374	Ingersoll-Rand	DD24 Double Drum Roller	154579
2439	Ingersoll-Rand	SD100D Smooth Drum Roller	154774
2438	Ingersoll-Rand	SD100D Smooth Drum Roller	154775
2373	Ingersoll-Rand	DD24 Double Drum Roller	155100
2405	Takeuchi	TB-070 Mini Excavator	1704430
2406	Takeuchi	TB-070 Mini Excavator	1704475
2407	Takeuchi	TB-070 Mini Excavator	1704476
2409	Takeuchi	TB-070 Mini Excavator	1704483
2408	Takeuchi	TB-070 Mini Excavator	1704485
2244	Vermeer	V3550A Trencher	1VRF072U4T1000523
2291	Vermeer	BC1230 - Brush Chipper	1VRK15158W1001641
2237	Vermeer	SC502 - Stump Grinder	1VRN141G8W100546
2247	Vermeer	V3550A Trencher	1VRS072P1W1000622
2359	Upright	LX41 4WD Scissor Lift	2139
2358	Upright	LX41 4WD Scissor Lift	2140
2357	Upright	LX41 4WD Scissor Lift	2141
2356	Upright	LX41 4WD Scissor Lift	2200
2355	Upright	LX41 4WD Scissor Lift	2201
2354	Upright	LX41 4WD Scissor Lift	2202
2353	Upright	TM12 Electric Scissor Lift	3002
2352	Upright	TM12 Electric Scissor Lift	3004
2351	Upright	TM12 Electric Scissor Lift	3005
2350	Upright	TM12 Electric Scissor Lift	3006
2347	Upright	TM12 Electric Scissor Lift	3007
2349	Upright	TM12 Electric Scissor Lift	3009
2348	Upright	TM12 Electric Scissor Lift	3011
2309	New Holland	555E 4WD LDR/Backhoe	31011004
2308	New Holland	555E 4WD LDR/Backhoe	31013483
2306	New Holland	555E 4WD LDR/Backhoe	31013514
2305	New Holland	555E 4WD LDR/Backhoe	31013588
2382	Komatsu Forklift	FD40T-5 Forklift 9000#	37123A
2381	Komatsu Forklift	FD40T-5 Forklift 9000#	37124A
2380	Komatsu Forklift	FD40T-5 Forklift 9000#	37125A
2379	Komatsu Forklift	FD40T-5 Forklift 9000#	37126A
2278	Komatsu Forklift	FD40T-5 Forklift 9000#	37128A
2275	Komatsu Forklift	FD40T-5 Forklift 9000#	37129A
2286	Komatsu Forklift	FD40T-5 Forklift 9000#	37130A

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
2295	Komatsu	PC35R-8 Mini Excavator	37219
2294	Komatsu	PC35R-8 Mini Excavator	37288
2328	Komatsu	D37P-5A Dozer	3767
2332	Komatsu	D37P-5A Dozer	3792
2326	Komatsu	D37E-5 Dozer	3883
2325	Komatsu	D37E-5 Dozer	3884
2324	Komatsu	D37E-5 Dozer	3885
2323	Komatsu	D37E-5 Dozer	3905
2272	New Holland	LX865 Skid Steer LDR	40277
2271	New Holland	LX865 Skid Steer LDR	40281
2270	New Holland	LX865 Skid Steer LDR	40290
2273	New Holland	LX865 Skid Steer LDR	40294
2254	New Holland	LX865 Skid Steer LDR	40310
2253	New Holland	LX865 Skid Steer LDR	40311
2360	SkyJack	SJ8841 4WD Scissor Lift	41108
2361	SkyJack	SJ8841 4WD Scissor Lift	41109
2322	Komatsu	D31E-20 Dozer	42870
2313	Komatsu	D31E-20 Dozer	42884
2316	Komatsu	D31E-20 Dozer	42885
2319	Komatsu	D31E-20 Dozer	42889
2320	Komatsu	D31E-20 Dozer	42891
2321	Komatsu	D31E-20 Dozer	42892
2312	Komatsu	D31P-20 Dozer	48301
2311	Komatsu	D31P-20 Dozer	48302
2223	Okada	312 Hydraulic Breaker	5095
2222	Okada	Hydraulic Breaker - OKB 312	5106
2397	Bobcat	331 Mini Excavator	512916165
2389	Bobcat	325 Mini Excavator	514015697
2388	Bobcat	325 Mini Excavator	514015746
2274	Bobcat	863 Skid Steer Loader	514421082
2404	Bobcat	337 Mini Excavator	515411477
2372	Bobcat	320C Mini Excavator	562316239
2371	Bobcat	320C Mini Excavator	562316242
2243	Vermeer	V3550A Trencher	587
2423	Komatsu	PC120-6 Excavator	59581
2425	Komatsu	PC120-6 Excavator	59706
2416	Komatsu	PC120-6 Excavator	60914

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
2421	Komatsu	PC120-6 Excavator	60915
2424	Komatsu	PC120-6 Excavator	60916
2420	Komatsu	PC120-6 Excavator	60917
2419	Komatsu	PC120-6 Excavator	60918
2418	Komatsu	PC120-6 Excavator	60919
2417	Komatsu	PC120-6 Excavator	60920
2410	Komatsu	PC120-6 Excavator	60921
2411	Komatsu	PC120-6 Excavator	60923
2412	Komatsu	PC120-6 Excavator	60924
2415	Komatsu	PC120-6 Excavator	60936
2336	Komatsu	D65EX-12 Dozer	62504
2337	Komatsu	D65EX-12 Dozer	62505
2338	SkyJack	SJ4830 4WD Scissor Lift	86396
2339	SkyJack	SJ4830 4WD Scissor Lift	86397
2346	SkyJack	SJ4830 4WD Scissor Lift	86398
2345	SkyJack	SJ4830 4WD Scissor Lift	86399
2344	SkyJack	SJ4830 4WD Scissor Lift	86400
2343	SkyJack	SJ4830 4WD Scissor Lift	86401
2233	Mayville	Aerial Work Platform	8900306
2232	Mayville	Aerial Work Platform	8900307
2370	Mayville	4WD MEC 3072 Aerial Lift	9200151
2369	Mayville	4WD MEC 3072 Aerial Lift	9200164
2367	Mayville	4WD MEC 3072 Aerial Lift	9200170
2342	Terex	TS25 Scissor Lift	98410017
2221	Terex	TS25 Scissor Lift	98410020
2340	Terex	TS30 Scissor Lift	98420048
2235	Terex	TB44 Boom Lift	98610074
2236	Terex	TB44 Boom Lift	98610171
2310	Terex	TB100 Boom Final Assembly	98680019
2266	New Holland	LX865 Skid Steer LDR	99733
2267	New Holland	LX865 Skid Steer LDR	99734
2257	New Holland	LX865 Skid Steer LDR	99735
2262	New Holland	LX865 Skid Steer LDR	99736
2260	New Holland	LX865 Skid Steer LDR	99741
2259	New Holland	LX865 Skid Steer LDR	99742
2290	New Holland	345D 4WD Tractor Ldr	A442081
2434	Komatsu	D41E-6 Dozer	B20936

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
2433	Komatsu	D41E-6 Dozer	B20937
2432	Komatsu	D41P-6 Dozer	B20968
2430	Komatsu	D41P-6 Dozer	B20978
2428	Komatsu	D41P-6 Dozer	B20985
2282	Komatsu Forklift	FD40T-5 Forklift 9000#	37133A
2287	Komatsu Forklift	FD40T-5 Forklift 9000#	37134A
2377	Komatsu Forklift	FD40T-5 Forklift 9000#	37139A
2383	JCB	926 RT Forklift	663491
2386	JCB	926 RT Forklift	663536
2392	Takeuchi	TB-025 Mini Excavator	1257771
2249	Terex	TA64 Boom Lift	98230026
2224	Vermeer	LM42 - Cable Plow	1161
2292	Vermeer	BC1230A - Brush Chipper	1VRK15153W1001465
2239	Vermeer	SC502 - Stump Grinder	1VRN141G3W10566
2238	Vermeer	SC502 - Stump Grinder	1VRN141G5W100567
2277	Vermeer	BC935 - Brush Chipper	2798
2276	Vermeer	BC935 - Brush Chipper	2799
2242	Vermeer	V3550A Trencher	586
2289	Vermeer	BC1250A - Brush Chipper	7016
2440	Volvo	L70C CBU Wheel Loader	L70CV14756
2307	New Holland	555E 4WD LDR/Backhoe	31013512
2387	JCB	926 RT Forklift	663529
1073	JLG	33RTS Scissor Lift	0200069636
1107	JLG	40H Boom Lift	0300048621
1778	MQ	TRLR70XF Trailer w/Fuel Cell	100
1779	MQ	TRLR70XF Trailer w/Fuel Cell	101
1780	MQ	TRLR70XF Trailer w/Fuel Cell	111
1781	MQ	TRLR70XF Trailer w/Fuel Cell	112
1782	MQ	TRLR70XF Trailer w/Fuel Cell	113
1783	MQ	TRLR70XF Trailer w/Fuel Cell	114
1772	MQ	TRLR50XF Trailer w/Fuel Cell	1145
1773	MQ	TRLR50XF Trailer w/Fuel Cell	1146
1784	MQ	TRLR70XF Trailer w/Fuel Cell	115
1771	MQ	TRLR100XF Trailer w/Fuel Cell	146
1768	MQ	TRLR100XF Trailer w/Fuel Cell	151
1777	MQ	TRLR70XF Trailer w/Fuel Cell	25
1785	MQ	TRLR70XF Trailer w/Fuel Cell	26

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, USA, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1786	MQ	TRLR70XF Trailer w/Fuel Cell	27
1769	MQ	TRLR100XF Trailer w/Fuel Cell	27029
1770	MQ	TRLR100XF Trailer w/Fuel Cell	27032
1868	JCB	506C Loadall Forklift	585635
1787	MQ	TRLR70XF Trailer w/Fuel Cell	71
1774	MQ	TRLR70XF Trailer w/Fuel Cell	90
1775	MQ	TRLR70XF Trailer w/Fuel Cell	96
1776	MQ	TRLR70XF Trailer w/Fuel Cell	98
1976	JLG	40H Boom Lift	0300041175
1904	Marklift	CH60 Boom Lift	6468
2279	Nilfisk	Ride On Sweeper	1242171
2384	JCB	926 RT Forklift	663505
2385	JCB	926 RT Forklift	663512
2413	Komatsu	PC120-6 Excavator	60925
2234	Mayville	Aerial Work Platform	8900296

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, WEST, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
928	JLG	33RTS Scissor Lift	0200053809
920	JLG	33RTS Scissor Lift	0200053927
1055	JLG	26MRT Scissor Lift	0200067712
1052	JLG	26MRT Scissor Lift	0200067714
1097	JLG	E45A Boom Lift	0300047942
1188	JLG	80HX Boom Lift	0300048349
1081	JLG	40E Boom Lift	0300049008
1129	JLG	450 Boom Lift	0300049188
1054	JLG	26MRT Scissor Lift	0200067716
1053	JLG	26MRT Scissor Lift	0200067786
1056	JLG	26MRT Scissor Lift	0200067788
1049	JLG	26MRT Scissor Lift	0200067791
1051	JLG	26MRT Scissor Lift	0200067861
1066	JLG	33RTS Scissor Lift	0200070830
1065	JLG	33RTS Scissor Lift	0200070834
1064	JLG	33RTS Scissor Lift	0200070835
1063	JLG	33RTS Scissor Lift	0200070838
1062	JLG	33RTS Scissor Lift	0200070903
1061	JLG	33RTS Scissor Lift	0200070904
1180	JLG	80HX Boom Lift	0300047265
1181	JLG	80HX Boom Lift	0300047455
1524	John Deere	310E Backhoe	T0310EX853622
1531	John Deere	310E Backhoe	T0310EX853924
1656	JLG	40RTS Scissor Lift	0200054332
1650	JLG	40RTS Scissor Lift	0200054333
1651	JLG	40RTS Scissor Lift	0200054336
1652	JLG	40RTS Scissor Lift	0200054393
1653	JLG	40RTS Scissor Lift	0200054394
1654	JLG	40RTS Scissor Lift	0200054448
1655	JLG	40RTS Scissor Lift	0200054584
1649	JLG	40RTS Scissor Lift	0200054928
1599	JLG	33RTS Scissor Lift	0200055597
1602	JLG	33RTS Scissor Lift	0200055733
1607	JLG	33RTS Scissor Lift	0200055794
1605	JLG	33RTS Scissor Lift	0200055860
1604	JLG	33RTS Scissor Lift	0200055920

1

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, WEST, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1690	JLG	45E Boom Lift	0300040296
1689	JLG	45E Boom Lift	0300040299
1699	JLG	600S Boom lift	0300041215
1700	JLG	600S Boom lift	0300041244
1701	JLG	600S Boom lift	0300041346
1704	JLG	600S Boom lift	0300041347
1702	JLG	600S Boom Lift	0300041349
1694	JLG	600S Boom Lift	0300041351
1657	JLG	450A Boom Lift	0300041359
1659	JLG	450A Boom Lift	0300041360
1692	JLG	600S Boom lift	0300041368
1691	JLG	600A Boom Lift	0300041371
1693	JLG	600S Boom lift	0300041372
1633	JLG	40H Boom Lift	0300041475
1684	JLG	450A Boom Lift	0300041478
1634	JLG	40H Boom Lift	0300041479
1685	JLG	450A Boom Lift	0300041480
1720	Sky Trak	3606 Extendaboom Forklift	8993
1855	Case	580L 2WD Std Backhoe	JJG0245522
1609	JLG	33RTS Scissor Lift	0200055496
1644	JLG	40RTS Scissor Lift	0200055922
1706	JLG	80HX Boom Lift	0300041276
1695	JLG	600S Boom lift	0300041373
2472	Bomag	BW124PD Padfoot Roller	109A21902129
1990	JLG	40RTS Scissor Lift	0200054451
1956	JLG	33RTS Scissor Lift	0200055183
1993	JLG	40RTS Scissor Lift	0200055186
1957	JLG	33RTS Scissor Lift	0200055240
1988	JLG	40RTS Scissor Lift	0200055297
1951	JLG	33RTS Scissor Lift	0200055369
1952	JLG	33RTS Scissor Lift	0200055433
1953	JLG	33RTS Scissor Lift	0200055434
2006	JLG	600A Boom Lift	0300040504
2008	JLG	600A Boom Lift	0300040563
2026	JLG	600S Boom Lift	0300040723
2024	JLG	600S Boom Lift	0300040777
2025	JLG	600S Boom Lift	0300040778

2

BOSTON RENTAL PARTNERS
NATIONSRENT LEGAL ENTITY PURCHASES
SPECIFIED ASSETS TO BE PURCHASED BY NATIONSRENT, WEST, INC.

BRP
Asset #	Manufacturer	Description	Serial Number
1983	JLG	40H Boom Lift	0300040989
2027	JLG	600S Boom Lift	0300040997
2010	JLG	600A Boom Lift	0300040999
1984	JLG	40H Boom Lift	0300041006
1985	JLG	40H Boom Lift	0300041038
1986	JLG	40H Boom Lift	0300041042
2029	JLG	600S Boom Lift	0300041052
2022	JLG	600S Boom Lift	0300041053
1982	JLG	40H Boom Lift	0300041095
1974	JLG	40H Boom Lift	0300041114
2014	JLG	600S Boom Lift	0300041216
2011	JLG	600S Boom Lift	0300041220
2012	JLG	600S Boom Lift	0300041222
2031	JLG	80HX Boom Lift	0300041225
2032	JLG	80HX Boom Lift	0300041247
1938	JCB	506C Loadall Forklift	585504
2064	Snorkel	TB60 Boom Lift	984768
1954	JLG	33RTS Scissor Lift	0200055497
2034	JLG	80HX Boom Lift	0300041189
2013	JLG	600S Boom Lift	0300041243
2246	Vermeer	V3550A Trencher	1VRS072P7W1000589

3